Exhibit 10.8

LICENSE AGREEMENT

THIS LICENSE AGREEMENT made and entered into this 21st day of September, 2004 (“EFFECTIVE DATE”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27708, and Cellective Therapeutics, Inc., a corporation organized under the laws of Delaware (“COMPANY”), with its corporate headquarters and principal office at 4819 Emperor Boulevard, Suite 400, Durham, North Carolina 27703.

WHEREAS, DUKE owns certain DUKE PATENT RIGHTS (as hereinafter defined) relating to the following inventions submitted to the DUKE Office of Science and Technology (collectively, the “INVENTIONS”, and individually, “INVENTION”):

•	[***];

•	[***];

•	[***];

•	[***];

•	[***]; and

WHEREAS, DUKE has the right to grant licenses under said DUKE PATENT RIGHTS; and

WHEREAS, DUKE desires to have the DUKE PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant licenses to each hereunder; and

WHEREAS, COMPANY desires to obtain licenses under DUKE PATENT RIGHTS upon the terms and conditions hereinafter set forth; and

WHEREAS, certain of the INVENTIONS were made with U.S. Government support and, notwithstanding anything to the contrary in this AGREEMENT, the U.S. Government has certain rights in such INVENTIONS under 37 C.F.R. §§ 401 et seq.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE 1 - DEFINITIONS

For the purposes of this AGREEMENT, and solely for that purpose, the terms and phrases set forth below and elsewhere in this AGREEMENT in capital letters shall be defined as follows:

1.01

“AFFILIATE” shall mean any corporation or non-corporate entity which controls, is controlled by or is under the common control with a party hereto. A corporation or a non-corporate entity, as applicable, shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or in the absence of ownership of at least fifty percent (50%) of the voting stock of a corporation, or in the case of a non-corporate entity, if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate entity, as applicable.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.02	“AGREEMENT” shall mean this License Agreement, including all attached schedules and appendices, which are incorporated herein by reference.

1.03	“BLA” shall mean a biologics license application filed in accordance with 42 U.S.C. § 262, as amended.

1.04

“CONFIDENTIAL INFORMATION” shall mean any and all confidential information of one party disclosed to the other party including, without limitation, (i) all product specifications, data, test results, formulae, compositions, processes, technology, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures, historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, client lists, customer lists, current and anticipated customer requirements, price lists, cost information, market studies, business plans, however documented, and (ii) all notes, analyses, compilations, studies, summaries, and other material containing or based, in whole or in part, on any information included in the foregoing, and any other information, however documented, that is proprietary to a party.

1.05	“DUKE MATERIALS” shall mean biological and other materials whose composition of matter and/or use are covered by DUKE PATENT RIGHTS.

1.06

“DUKE PATENT RIGHTS” shall mean collectively (i) the patent applications listed in APPENDIX A, together with all divisions, continuations, continuations-in-part, and foreign counterparts thereof (such patent applications hereinafter collectively referred to as “DUKE PATENT APPLICATIONS”) and (ii) re-examinations, reissues, substitutions, or extensions thereof and patents issuing therefrom in the United States and non-U.S. jurisdictions (collectively “DUKE PATENTS”). Notwithstanding the foregoing or anything else to the contrary in this AGREEMENT, DUKE PATENT RIGHTS shall not include those patents and/or patent applications which, during the term of this AGREEMENT, cease to be DUKE PATENT RIGHTS pursuant to Section 6.01 or Section 6.02. It is understood and agreed that subject matter that is PATENTABLY DISTINCT (defined below) from the subject matter described within the DUKE PATENT APPLICATIONS is not within the scope of the DUKE PATENT RIGHTS even though that PATENTABLY DISTINCT subject matter may fall within the scope of one or more claims of said DUKE PATENT APPLICATIONS. PATENTABLY DISTINCT improvements relating to the subject matter of DUKE PATENT APPLICATIONS shall not be considered DUKE PATENT RIGHTS. As used herein, “PATENTABLY DISTINCT” subject matter is subject matter that is novel and unobvious over subject matter described within said DUKE PATENT APPLICATIONS.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.07

“DUKE PATENT RIGHTS EXPENSES” shall mean all patent-related expenses (including, but not limited to, filing fees, maintenance fees, and reasonable fees and expenses of patent counsel) incurred in connection with the DUKE PATENT RIGHTS, including but not limited to all reasonable expenses incurred in connection with the assembly and copying of files for transfer to and from (as the case may be) COMPANY’s legal counsel in connection with COMPANY’s assuming responsibility for DUKE PATENT RIGHTS or transferring some of all of that responsibility back to DUKE (as the case may be) pursuant to Section 6.01(a) and/or Section 6.02(b).

1.08	“FIELD OF USE” shall mean any and all uses.

1.09

“INVENTOR” means any individual who is identified as an inventor on one or more of the DUKE PATENT RIGHTS (in accordance with applicable patent law) and whose contribution as an inventor to such DUKE PATENT RIGHTS was made as result of his/her association with DUKE such that the individual is obligated to assign his/her rights in such DUKE PATENT RIGHTS to DUKE.

1.10

“KNOW-HOW” shall mean any research information, technical information, technical data or other confidential information not in the public domain generated at DUKE prior to the EFFECTIVE DATE by one or more of the appertaining INVENTORS of one or more subject DUKE PATENT RIGHTS which relate to and are necessary for the practice of the subject DUKE PATENT RIGHTS and are not claimed in the DUKE PATENT RIGHTS. Notwithstanding the foregoing and for avoidance of doubt, KNOW-HOW shall include all unpatented and unpatentable inventions, technology, cell lines, biological materials, compounds, probes, sequences, methodology and uses generated at DUKE by one of the appertaining INVENTORS of one or more subject DUKE PATENT RIGHTS prior to the EFFECTIVE DATE and which relate to and are necessary for the practice of the subject DUKE PATENT RIGHTS, but shall not include any inventions, technology, cell lines, biological materials, compounds, probes, sequences, or methods or any uses thereof (i) which are patented, or (ii) which are the subject(s) of one or more pending patent applications, or (iii) which are patentable but unpatented unless DUKE has provided COMPANY with written notification that it has elected not to pursue patent protection, in which case such items shall be deemed to fall within the scope of KNOW-HOW. Further, notwithstanding the foregoing and for the avoidance of doubt, KNOW-HOW shall not include any such inventions, technology, cell lines, biological materials, compounds, probes, sequences, or methods or any uses thereof which DUKE cannot provide to COMPANY due to (y) other legal obligations of DUKE pursuant to sponsored research, clinical research, material transfer, license, option to license, confidentiality, or other agreements and/or (z) circumstances relating to third-party patent rights.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.11

“LICENSED PROCESS” shall mean any process which is covered in whole or in part by a claim contained in the DUKE PATENT RIGHTS and/or which is derived from use of one or more INVENTIONS claimed in the DUKE PATENT RIGHTS. For the purpose of this AGREEMENT, LICENSED PROCESSES shall be deemed to fall within the scope of LICENSED PRODUCTS notwithstanding such process is not literally a “product”.

1.12	“LICENSED PRODUCT” shall mean any product or part thereof which:

(a)	is covered in whole or in part by any claim contained in the DUKE PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; and/or

(b)

is manufactured by using a process or is employed to practice a process which is covered in whole or in part by a claim contained in the DUKE PATENT RIGHTS in the country in which any LICENSED PROCESS is used or in which such product or part thereof is used or sold; and/or

(c)

in its intended use, practices, incorporates, or otherwise utilizes, in whole, or in part, a claim contained in the DUKE PATENT RIGHTS in the country in which any such product or part thereof is made, used, or sold; and/or

(d)	is derived from use of one or more INVENTIONS claimed in the DUKE PATENT RIGHTS.

For avoidance of doubt, a LICENSED PRODUCT shall not include any product for which DUKE MATERIALS or DUKE PATENT RIGHTS are used in connection with the research, development or testing of such product, but into which no DUKE MATERIALS are incorporated unless the manufacture, use or sale of such product would, without the LICENSE granted herein, infringe the DUKE PATENT RIGHTS.

1.13	“LICENSED SERVICE” shall mean any service provided by COMPANY (and/or SUBLICENSEES, as the case may be) to a THIRD PARTY which utilizes one or more LICENSED PRODUCTS and/or LICENSED PROCESSES.

1.14	“LICENSES” shall mean collectively, the DUKE PATENT RIGHTS LICENSE (as defined in Section 2.01 below) and KNOW-HOW LICENSE (as defined in Section 2.02 below).

1.15	“NDA” shall mean a new drug application filed in accordance with 21 U.S.C. § 355, as amended.

1.16	“NET SALES” shall mean:

(a)	in the case of LICENSED PRODUCTS, revenue received by COMPANY (and/or SUBLICENSEES, as the case may be) from sale and/or lease of the subject LICENSED PRODUCTS to a THIRD PARTY; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)	in the case of LICENSED SERVICES, revenue received by COMPANY (and/or SUBLICENSEES, as the case may be) for provision of the subject LICENSED SERVICE to a THIRD PARTY; and

(c)

in the case that one or more LICENSED PRODUCTS and/or LICENSED SERVICES are sold in a combination package or kit containing other active products or processes or services, then NET SALES for purposes of determining DUKE RUNNING ROYALTIES due to DUKE on the combination package or kit in accordance with Section 3.01(b) will be calculated using one of the following methods:

(i) By multiplying the net sales of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty-paying period in question, of the subject LICENSED PRODUCT and/or LICENSED SERVICE sold separately, and B is the gross selling price during the royalty period in question, of the other active products, processes or services sold separately; or

(ii) If no separate sales are made of the subject LICENSED PRODUCT and/or LICENSED SERVICE or of the other active agents or processes in such combination package during the royalty-paying period in question, NET SALES will be calculated by dividing the price of the combination by the number of active functions performed by the combination sold and then multiplying that figure by the number of active functions performed by the LICENSED PRODUCT and/or LICENSED SERVICE in that combination where such combination contains active agents or processes other than those licensed under this AGREEMENT. For avoidance of doubt, the number of such active functions shall be determined in good faith by COMPANY and approved by DUKE, such approval not to be unreasonably withheld;

and each of (a) (b), and (c) above shall be less the sum of the following:

(w)	discounts allowed in amounts customary in the trade;

(x)	sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

(y)	outbound transportation prepaid or allowed; and

(z)	amounts allowed or credited on returns.

No deductions to NET SALES shall be made for commissions paid to individuals whether they are associated with independent sales agencies or regularly employed by COMPANY (and/or SUBLICENSEES, as the case may be) and on its payroll, or for cost of collections. LICENSED PRODUCTS shall be considered “sold” when the consideration for provision thereof is received by COMPANY (and/or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SUBLICENSEES, as the case may be). LICENSED PRODUCTS and LICENSED SERVICES used by COMPANY (and/or SUBLICENSEES, as the case may be) for its own use in the FIELD OF USE (and not in connection with the sale to THIRD PARTIES) shall be considered to be “NET SALES” for purposes of computing royalty obligations, except to the extent that such LICENSED PRODUCTS and/or LICENSED SERVICES are used for clinical field trials or for COMPANY’s own internal non-commercial research (and/or SUBLICENSEES, as the case may be). For avoidance of doubt, NET SALES shall not include royalties, license fees, milestone payments or other consideration received from SUBLICENSEES in consideration of SUBLICENSES. For purposes of illustration and clarification of the preceding sentence, if a SUBLICENSEE has agreed to pay running royalties to COMPANY at a rate of [***] ([***]) of [***] and collects $[***] in [***] in a particular royalty reporting period, then the amount owed to DUKE hereunder as DUKE RUNNING ROYALTIES in respect of such NET SALES by such SUBLICENSEE shall be [***] ([***]) of $[***] or $[***] and none of such running royalties payable by such SUBLICENSEE to COMPANY shall be included in NET SALES.

1.17

“SUBLICENSE” and “SUBLICENSE AGREEMENT” shall mean, and include without limitation, any relationship/agreement in which a THIRD PARTY gains any rights—temporary or otherwise—to any of the rights granted by DUKE to COMPANY under this AGREEMENT (including, but not limited to, COMPANY AFFILIATES, assignee(s), licensee(s), sublicensee(s), marketing partner(s) and the like, hereinafter, such THIRD PARTIES referred as “SUBLICENSEES”), including, but not limited to those granted via options, rights of first refusal, material transfer agreements, or sublicenses (implied or expressed).

1.18	“THIRD PARTY” means any individual or other entity other than DUKE and/or COMPANY.

1.19	Where appropriate, words denoting a singular number only shall include the plural and vice versa.

1.20	Certain other defined terms shall have the meanings given them elsewhere in this AGREEMENT.

ARTICLE 2 - LICENSE

2.01

DUKE hereby grants to COMPANY and COMPANY hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, an exclusive, world-wide license to DUKE’s rights in the DUKE PATENT RIGHTS to use and practice the DUKE PATENT RIGHTS to make, have made, use, manufacture, have manufactured, market, import, export, offer for sale and sell LICENSED PRODUCTS with applications in the FIELD OF USE, and LICENSED SERVICES for use in the FIELD OF USE (the “DUKE PATENT RIGHTS LICENSE”) until the end of the term for which the DUKE PATENT RIGHTS collectively are granted unless this AGREEMENT shall be sooner terminated according to the terms hereinafter provided.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.02

DUKE hereby grants to COMPANY and COMPANY hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, a non-exclusive license to DUKE’s rights in the KNOW-HOW to use and practice the KNOW-HOW to make, have made, use, manufacture, have manufactured, market, import, export, offer for sale and sell LICENSED PRODUCTS with applications in the FIELD OF USE, and LICENSED SERVICES for use in the FIELD OF USE (the “KNOW-HOW LICENSE”) until the end of the term for which the DUKE PATENT RIGHTS collectively are granted unless this AGREEMENT shall be sooner terminated according to the terms hereinafter provided. The KNOW-HOW LICENSE shall be sublicenseable by LICENSEE, but only in connection with the grant by COMPANY of a SUBLICENSE under all or some of the appertaining DUKE PATENT RIGHTS in the FIELD OF USE. For avoidance of doubt, it is understood and acknowledged that nothing in this AGREEMENT shall be construed to restrict DUKE from using the KNOW-HOW as it sees fit (which shall include, but shall not be limited to, the transferring of KNOW-HOW to any THIRD PARTY).

2.03

Notwithstanding anything to the contrary in this AGREEMENT, it is understood and agreed that DUKE encourages COMPANY (and/or SUBLICENSEE(S), as the case may be) to secure rights under any THIRD PARTY intellectual property rights required to practice the technology and/or to exercise any and all of the rights practiced or exercised by COMPANY or such SUBLICENSEE(S) (as the case may be) pursuant to Sections 2.01 and 2.02, and that DUKE shall have no responsibility in securing any such rights. Further, if COMPANY (and/or any SUBLICENSEE, as the case may be) secures any such rights to THIRD PARTY intellectual property rights in order to practice the technology and/or to exercise any or all of the rights granted under Sections 2.01 and 2.02, then COMPANY (and/or such SUBLICENSEE, as the case may be) shall use its best efforts to secure from any such THIRD PARTY a covenant not to sue DUKE, or any of its faculty, students, employees or agents, for any research and development efforts conducted at DUKE that resulted in the creation of any of the INVENTIONS and/or KNOW-HOW and/or any licensing thereof, and any intellectual property or other rights arising therefrom, including, but not limited to, DUKE PATENT RIGHTS.

2.04

The LICENSES granted hereunder shall be sublicenseable subject to the terms and conditions set forth in this AGREEMENT (including but not limited to those set forth in Sections 2.02, 2.04, 2.05, and 2.06). All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall not be further sublicenseable without the express written approval of DUKE, such approval not to be unreasonably withheld. COMPANY shall use commercially reasonable efforts to enforce the terms of the SUBLICENSE AGREEMENTS. COMPANY further agrees to provide DUKE with a copy of each SUBLICENSE AGREEMENT within [***] ([***]) [***] of its execution by all parties involved.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.05

Notwithstanding anything to the contrary in this AGREEMENT, DUKE hereby retains the following rights pertaining to the INVENTIONS, DUKE PATENT RIGHTS, and DUKE MATERIALS (such rights being retained by Duke without payment of royalties or other fees):

(a)	to use and practice for non-commercial, academic research, teaching, clinical, and educational purposes at DUKE and its affiliated research, teaching, clinical, or educational functions;

(b)

subject to the prior written approval of COMPANY, such approval not to be unreasonably withheld, to provide such DUKE PATENT RIGHTS (including, but not limited to, DUKE MATERIALS) to THIRD PARTIES (including, but not limited to, governmental laboratories, institutions of higher learning and research, and commercial entities), but without the right to sublicense such rights, to be used for research purposes only in research funded by one or more governmental agencies (via grants or research contracts) for which any such THIRD PARTY is a grantee, contractor, subcontractor, or collaborator under the research program and for which DUKE is also a grantee, contractor, subcontractor or collaborator under the same contract or under a separate contract related to the same research project (provided that, notwithstanding the foregoing, COMPANY’s approval shall not be required for provision of DUKE MATERIALS to any such governmental laboratory and/or or institution of higher learning and research that enters into one or more MTAs for the appertaining DUKE MATERIALS for the subject research pursuant to Section 2.05(c)); and

(c)

to provide to governmental laboratories and to other institutions of higher learning and research for non-commercial research purposes, but without the right to sublicense any such rights. Any such transfer of DUKE MATERIALS from Dr. Thomas Tedder’s laboratory at DUKE for activities under this Section 2.05(c) shall be subject to one or more executed materials transfer agreements, sample forms of which are set forth in APPENDIX B attached hereto (“MTAS”). The terms of such MTAS shall not be substantially modified from the forms attached in APPENDIX B without the prior written consent of COMPANY, such consent not to be unreasonably withheld.

2.06

For avoidance of doubt, it is understood and agreed that such THIRD PARTIES associated with the foregoing research activities described in Sections 2.05(b) and/or 2.05(c) shall be deemed to be operating under the rights retained by DUKE under Section 2.05 and shall not be deemed to be infringing DUKE PATENT RIGHTS in the performance of their respective research activities pursuant to Sections 2.05(b) and/or 2.05(c) provided that (i) in the case of research performed by THIRD PARTIES pursuant to Section 2.05(b), the subject THIRD PARTIES

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

shall be deemed not to be infringing DUKE PATENT RIGHTS to the extent, but only to the extent, that DUKE PATENT RIGHTS are practiced within the scope of the relevant government supported research program, and (ii) in the case of research performed by THIRD PARTIES pursuant to Section 2.05(c), the DUKE PATENT RIGHTS are practiced in accordance with the terms of the appertaining MTA.

2.07

Notwithstanding anything to the contrary in this AGREEMENT and for avoidance of doubt, it is understood and acknowledged that nothing in this AGREEMENT shall be construed to restrict DUKE from using the KNOW-HOW as it sees fit (which shall include, but shall not be limited to, the transferring of KNOW-HOW to any THIRD PARTY, provided that in doing so it does not grant such THIRD PARTY rights to any of the DUKE PATENT RIGHTS granted to COMPANY under this AGREEMENT).

2.08

The licenses granted under this AGREEMENT will not be construed to confer any rights upon COMPANY by implication, estoppel or otherwise as to any data, technology, know-how, patents, patent applications or other property rights held by DUKE (solely or jointly) not specifically set forth herein, regardless of whether such property rights are dominant or subordinate to any of the DUKE PATENT RIGHTS.

2.09

DUKE hereby discloses to COMPANY and COMPANY acknowledges that the research leading to the INVENTIONS, DUKE PATENT RIGHTS, and KNOW-HOW was funded in part by the U.S. Government, and the parties agree that, notwithstanding any use of descriptive terms such as “exclusive” in Section 2.01 herein and elsewhere in this AGREEMENT, the U.S. Government has certain rights in the INVENTIONS, DUKE PATENT RIGHTS and KNOW-HOW as set forth in 37 C.F.R. §§ 401 et seq. LICENSEE agrees to comply with all obligations resulting from such government rights, including, but not limited to, the requirement that any products sold in the United States based upon such technology be substantially manufactured in the United States.

2.10

The license granted hereunder shall be subject to Public Law 96-517 and Public Law 98-620. Any right granted in this AGREEMENT which is greater than that permitted under Public Law 96-517 and Public Law 98-620 shall be modified as may be required to conform with the provisions of those laws.

ARTICLE 3 - LICENSE FEE, ROYALTIES AND OTHER FEES

3.01	In consideration of the rights granted to COMPANY pursuant to this AGREEMENT and subject to the terms and conditions of this AGREEMENT, COMPANY agrees to pay or otherwise compensate DUKE as follows:

(a)

Equity Consideration. COMPANY shall issue to DUKE [***] ([***]) shares of COMPANY common stock, $0.001 par value per share (hereinafter, such shares referred to as the “DUKE STOCK”). COMPANY shall issue a certificate representing the DUKE STOCK directly to DUKE

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

in the name of “Duke University” and shall deliver such certificate evidencing the DUKE STOCK to DUKE within [***] ([***])[***] of the EFFECTIVE DATE. It is understood and agreed that, notwithstanding anything to the contrary in this AGREEMENT, such DUKE STOCK is non-refundable. DUKE acknowledges that its interest may be diluted as a result of subsequent sales, issuances, warrant and option grants and other potentially dilutive recapitalizations. Additionally, DUKE shall not, prior to a merger, sale, consolidation or sale of all or substantially all of the assets of COMPANY or COMPANY completing a public stock offering: (i) sell, assign, transfer, pledge, hypothecate, mortgage, or encumber any or all of the DUKE STOCK to any THIRD PARTY other than to a DUKE AFFILIATE, or otherwise dispose of all or any of the DUKE STOCK, except with the prior written consent of COMPANY, which consent may be denied in COMPANY’s sole discretion; or (ii) transfer any or all of the DUKE STOCK to any other person, the company, partnership, association, trust, or any other entity whatsoever other than to a DUKE AFFILIATE, without first offering such shares of DUKE STOCK first to COMPANY on substantially similar terms and conditions, and if COMPANY does not elect to purchase all of such shares, then to any holders of COMPANY’s outstanding preferred stock, on a pro-rata basis, as set forth in that certain Amended And Restated Stock Sale and Voting Agreement, dated effective as of the EFFECTIVE DATE of this AGREEMENT (as such Amended And Restated Stock Sale and Voting Agreement may be amended), by and between COMPANY, the Common Holders (as defined therein) and the Investors (as defined therein). As a condition to DUKE’s right to acquire DUKE STOCK, COMPANY may, in its reasonable discretion, require an opinion of counsel for COMPANY that the proposed acquisition will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and DUKE shall have made such additional undertakings and agreements with COMPANY as COMPANY may reasonably require, and that such other steps, if any, as counsel for COMPANY shall deem necessary to comply with any law, rule or regulation applicable to the issuance of such shares by COMPANY shall have been taken by COMPANY or DUKE, or both. In the event that counsel for COMPANY shall issue an opinion that DUKE must make additional undertakings and agreements in order to comply with any law, rule or regulation applicable to the issuance of such shares by COMPANY, and in DUKE’s reasonable judgment such additional undertakings and agreements are unacceptable to DUKE at that time, then DUKE may decline to acquire such shares of DUKE STOCK at that time and reserve its rights to acquire DUKE STOCK in the future. The certificates representing the DUKE STOCK may contain such legends with respect to the foregoing restrictions as counsel for COMPANY shall deem necessary to comply with the applicable laws, rules or regulations. The same restrictions shall apply to all of the initial holders of COMPANY’s common stock. Subject to the last sentence of this Subsection, so long as this AGREEMENT remains in effect, DUKE shall

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

have the right, in its discretion, to appoint one (1) representative (the “OBSERVER”) to receive notice of and to attend all meetings of the Board of Directors of COMPANY and any committee thereof, provided that the OBSERVER may be excluded from any portion or all of any meeting of the Board or committee thereof if, in the judgment of COMPANY’s outside counsel, such attendance would eliminate the attorney-client privilege between the COMPANY or would interfere with the exercise of the fiduciary duties of the Board. In addition, the OBSERVER shall be entitled to receive final copies of all Board and Board committee minutes and written consents. At any time following the effectiveness of a registration statement for the sale of the COMPANY’s shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act, the right of DUKE to appoint an OBSERVER pursuant to this Subsection shall terminate.

(b)

Royalty on NET SALES of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES. At the times and in the manner set forth hereinafter, COMPANY shall pay to DUKE a non-refundable running royalty of [***] ([***]) on NET SALES of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES by COMPANY and/or SUBLICENSEES (as the case may be) (hereinafter such running royalty on NET SALES OF LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES referred to as the “DUKE RUNNING ROYALTY”). Notwithstanding the foregoing, if COMPANY (and/or appertaining SUBLICENSEES, as the case may be) obtains, subsequent to the EFFECTIVE DATE, from any THIRD PARTY any licenses and/or sublicenses for patent rights in order to practice DUKE PATENT RIGHTS in the FIELD OF USE or in order to develop, make, have made, use, offer for sale, sell, import, export or provide LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES (as the case may be), then COMPANY (and/or appertaining SUBLICENSEES, as the case may be) shall be entitled to credit its/their payment of additional running royalties to such THIRD PARTY(ies), if any, on LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES (as the case may be) against the DUKE RUNNING ROYALTY for the subject LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period, provided that, notwithstanding the foregoing, in no event shall the amount payable to DUKE as DUKE RUNNING ROYALTY on NET SALES of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES by COMPANY and/or SUBLICENSEES (as the case may be) be reduced to less than [***] ([***]) for the subject LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period. Notwithstanding the foregoing and for the sake of clarification, it is understood and agreed that any license/sublicense agreement involving

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

COMPANY (and/or its SUBLICENSEES, as the case may be) and the Dana-Farber Cancer Institute covering any technology and/or inventions for which Dr. Thomas Tedder was an inventor prior to the EFFECTIVE DATE including, but not limited to, U.S. Patent No. 5,484,892 (hereinafter such license/sublicense agreement(s) to be referred to as “COMPANY(SUBLICENSEE)/DFCI TEDDER TECHNOLOGY LICENSE AGREEMENT(S)”) shall be considered to be made prior to the EFFECTIVE DATE of this AGREEMENT regardless of the effective date of any of such COMPANY(SUBLICENSEE)/DFCI TEDDER TECHNOLOGY LICENSE AGREEMENT(S) and/or execution date of the same by COMPANY (and/or SUBLICENSEE, as the case may be) and/or Dana-Farber Cancer Institute, and, thus, no reduction in the DUKE RUNNING ROYALTY shall apply with respect to COMPANY (SUBLICENSEE)/DFCI TEDDER TECHNOLOGY LICENSE AGREEMENT as a result of the application of the foregoing stacking provision.

(c)	Milestone Payments.

(i) With respect to any LICENSED PRODUCT or LICENSED SERVICE that practices or whose intended use practices an INVENTION claimed in the CD22 APPLICATIONS (as defined in APPENDIX A) and/or in patents in the DUKE PATENT RIGHTS arising therefrom and for which regulatory approval is being sought for such intended use, COMPANY shall make the following milestone payments to DUKE within [***] ([***]) [***] of it and/or its SUBLICENSEE(S) (as the case may be) first achieving the following significant regulatory and commercialization milestones:

(A)	U.S.$ [***]

(B)	U.S.$ [***]

(C)	U.S.$ [***]

(D)	U.S.$ [***]

(ii) With respect to any LICENSED PRODUCT or LICENSED SERVICE that practices or whose intended use practices an INVENTION claimed in the CD20 APPLICATIONS (as defined in APPENDIX A) and/or in patents in the DUKE PATENTS and for which regulatory approval is being sought for such intended use, COMPANY shall make the following milestone payments to DUKE within [***] ([***]) [***] of it and/or its SUBLICENSEE(S) (as the case may be) first achieving the following significant regulatory and commercialization milestones:

(A)	U.S.$ [***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(B)	U.S.$ [***]

(C)	U.S.$ [***]

(D)	U.S.$ [***]

(iii) With respect to any LICENSED PRODUCT or LICENSED SERVICE that practices or whose intended use practices an INVENTION claimed in the CD19 APPLICATIONS (as defined in APPENDIX A) and/or in patents in the DUKE PATENTS and for which regulatory approval is being sought for such intended use, COMPANY shall make the following milestone payments to DUKE within [***] ([***]) [***] of it and/or its SUBLICENSEE(S) (as the case may be) first achieving the following significant regulatory and commercialization milestones:

(A)	U.S.$ [***]

(B)	U.S.$ [***]

(C)	U.S.$ [***]

(D)	U.S.$ [***]

(iv) With respect to any LICENSED PRODUCT or LICENSED SERVICE that practices or whose intended use practices an INVENTION claimed in the MS4a APPLICATIONS (as defined in APPENDIX A) and/or in patents in the DUKE PATENTS and for which regulatory approval is being sought for such intended use, COMPANY shall make the following milestone payments to DUKE within [***] ([***]) days of it and/or its SUBLICENSEE(S) (as the case may be) first achieving the following significant regulatory and commercialization milestones:

(A)	U.S.$ [***]

(B)	U.S.$ [***]

(C)	U.S.$ [***]

(D)	U.S.$ [***]

For avoidance of doubt, it is understood and agreed that the milestone payments set forth in Sections 3.01 (c) (i)-(iv) above (aa) shall be credited only to the stated milestone and no other, (bb) shall not be creditable against DUKE RUNNING ROYALTIES or any other payments, fees, reimbursements, or the like due to DUKE under this AGREEMENT, (cc) shall be non-refundable, and (dd) shall not be subject to any stacking or other provision which may diminish the amounts set forth above, other than the provisions of Section 4.03(c)(iii)(C) (respecting reductions resulting from the conversion of a LICENSE from exclusive to nonexclusive).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.02

Notwithstanding reports, correspondence or other communications from COMPANY, it is understood that DUKE shall, in accordance with its policies and procedures, apply any amounts received from COMPANY under the terms of this AGREEMENT as follows:

(a)	first to reimbursable expenses, including but not limited to applicable DUKE PATENT RIGHTS EXPENSES as set forth in Article 6 herein; and

(b)	thereafter to such DUKE RUNNING ROYALTIES, milestone payments, and other payments as may be due in accordance with all the terms of this AGREEMENT.

Application of amounts received under (a) above shall in no respect alter the aggregate amount due to DUKE.

3.03

Notwithstanding anything to the contrary in this AGREEMENT, except as expressly set forth in Section 1.16, all payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government and which shall be paid by COMPANY (and/or appertaining SUBLICENSEES, as the case may be).

3.04

All payments due from COMPANY pursuant to this AGREEMENT shall be due and payable in accordance with the terms and conditions of this AGREEMENT, and if a payment due pursuant to this AGREEMENT is not paid within [***] ([***]) [***] of the payment due date, any such past due amount shall bear interest at the total rate of the [***], as the case may be) plus [***] ([***]) as of the due date of such payment unless such total rate of interest exceeds the [***] under appertaining North Carolina law, in which case the [***] of interest under appertaining North Carolina law shall apply. The payment of such interest shall not foreclose DUKE from exercising any other rights it may have as a consequence of the lateness of any payment.

3.05

No multiple royalties on NET SALES shall be payable to DUKE on a single LICENSED PRODUCT, LICENSED PROCESS and/or LICENSED SERVICE based on the fact that such LICENSED PRODUCT, LICENSED PROCESS and/or LICENSED SERVICE (or the manufacture, having manufactured, use, importation, export, or sale thereof) practices more than one of the INVENTIONS, more than one claim in any of the DUKE PATENT RIGHTS, and/or more than one of the DUKE PATENT RIGHTS.

3.06

All payments due to DUKE under this, AGREEMENT shall be paid in United States Dollars in Durham, North Carolina, or at such place as DUKE may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with such payments due hereunder, such conversion shall be made by using the exchange

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

rate prevailing at [***] ([***], as the case may be) on the last business day of the reporting period to which such payments relate. If payments are made by wire, electronic or other transfer form for which a fee is charged (“PAYMENT TRANSFER FEES”), COMPANY shall be responsible for the full amount of such PAYMENT TRANSFER FEES and shall use reasonable efforts to pay such fees prior to or at the time of such transfer so that the PAYMENT TRANSFER FEES are not passed on to DUKE. In the event that any such PAYMENT TRANSFER FEES are paid by DUKE, COMPANY shall pay promptly reimburse DUKE for DUKE’s payment of such PAYMENT TRANSFER FEES within [***] ([***]) [***] of COMPANY’s receipt of invoice of the same from DUKE.

3.07

Payments due to DUKE pursuant to Sections 3.01(b) or 3.01(c) and/or otherwise relating to DUKE PATENT RIGHTS shall cite the appertaining DUKE File numbers. All payments due to DUKE under this AGREEMENT shall be made payable to “Duke University.” Payments may be made by wire or electronic transfer, provided that an accompanying notice is delivered with reference to the pertinent DUKE file numbers and PAYMENT TRANSFER FEES associated with such wire or electronic transfer are paid in full by COMPANY (and/or appertaining SUBLICENSEES, as the case may be) at the time of such transfer or within [***] ([***]) [***] of receipt of invoice from DUKE for the same as set forth in Section 3.06. All payments due to DUKE, as well as reports due to DUKE in accordance with Sections 5.02 and 5.03, shall be sent to DUKE at the following address:

For delivery via the U.S. Postal Service:

Duke University Office of Science and Technology

Attention: Financial Administrator

Box 90083 Duke University

Durham, NC 27708 USA

For delivery via nationally/internationally recognized courier:

Duke University Office of Science and Technology

Attention: Financial Administrator

2020 West Main Street, Suite 10

Durham, NC 27705 USA

For payment via wire transfer:

[***]:	[***]
[***]
[***]	[***]
[***]:	[***]
[***]:	[***]
[***]:	[***]
[***]:	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 4 - DUE DILIGENCE REQUIREMENTS

4.01

COMPANY shall deliver to DUKE a draft of COMPANY’s business plan within [***] ([***]) [***] of the EFFECTIVE DATE and a final version of COMPANY’s business plan within [***] ([***]) [***] of the EFFECTIVE DATE (hereinafter, the “FINAL COMPANY BUSINESS PLAN”).

4.02

COMPANY shall exert commercially reasonable efforts to bring LICENSED PRODUCTS and/or LICENSED SERVICES to market based on the INVENTIONS claimed in the DUKE PATENT RIGHTS and to pursue any required government approvals, and shall continue commercially reasonable active, diligent sales and marketing efforts throughout the life of this AGREEMENT. COMPANY’s diligence will be demonstrated by mutually agreed upon performance obligations to be negotiated in good faith between COMPANY and DUKE, and shall include, but shall not be limited to, such measures as dates by which COMPANY will have acquired specific amounts of funding, dates and/or milestones by which reasonable levels of commercialization will be achieved (hereinafter, such performance obligations and associated time frames for achievement by COMPANY hereinafter referred to as “COMPANY PERFORMANCE MILESTONE SCHEDULE”), such COMPANY PERFORMANCE MILESTONE SCHEDULE to be documented in writing and attached hereto as APPENDIX C. Negotiation of COMPANY PERFORMANCE MILESTONE SCHEDULE shall be in good faith based upon the FINAL COMPANY BUSINESS PLAN and reasonable commercial expectations and shall commence by COMPANY providing DUKE with a draft of proposed COMPANY PERFORMANCE MILESTONE SCHEDULE within [***] ([***]) [***] of DUKE’s receipt of the FINAL COMPANY BUSINESS PLAN. COMPANY and DUKE will use reasonable best efforts to conclude the negotiation of COMPANY PERFORMANCE MILESTONE SCHEDULE within [***] ([***]) [***] of DUKE’s receipt of the first draft of the proposed COMPANY PERFORMANCE MILESTONE SCHEDULE.

4.03

COMPANY shall notify DUKE in writing if COMPANY reasonably believes that it will miss the date of any milestone set forth in COMPANY PERFORMANCE MILESTONE SCHEDULE in APPENDIX C by more than [***] ([***]) [***]. If any milestone set forth in COMPANY PERFORMANCE MILESTONE SCHEDULE is not reached within [***] ([***]) [***] after the stated time period for such milestone set out in APPENDIX C, or within those amended periods of time approved in writing by DUKE (“AMENDED COMPANY PERFORMANCE MILESTONE TARGET PERIOD”), then:

(a)

COMPANY shall notify DUKE in writing within [***] ([***]) [***] following the expiration of the [***] ([***]) [***] (or AMENDED COMPANY PERFORMANCE MILESTONE TARGET PERIOD, as the case may be) of COMPANY’s failure to meet such milestone, which notification shall include a description of COMPANY’s progress to date toward achieving such milestone, the reason(s) (if known) for COMPANY’s inability to meet such milestone to date, and a good faith estimate of additional time needed by COMPANY to achieve such milestone;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)

COMPANY and DUKE shall engage in good faith discussions during the [***] ([***]) [***] following DUKE’s receipt of the written notice (provided pursuant to Subsection 4.03(a) above) (“COMPANY PERFORMANCE MILESTONE RE-NEGOTIATION PERIOD”) to determine whether the parties can agree upon a mutually acceptable extension of time for COMPANY to achieve such milestone;

(c)

if COMPANY and DUKE are unable to agree in writing upon a mutually acceptable extension of time for COMPANY to meet the appertaining milestone by the end of the appertaining COMPANY PERFORMANCE MILESTONE RE-NEGOTIATION PERIOD, then DUKE may, at its sole discretion, convert the exclusive LICENSE respecting the DUKE PATENT RIGHTS, LICENSED PRODUCT(S), LICENSED PROCESS(ES) and/or LICENSED SERVICE(S) to which such milestone pertained (hereinafter such DUKE PATENT RIGHTS, LICENSED PRODUCT(S), LICENSED PROCESS(ES) and/or LICENSED SERVICE(S) to which such milestone pertained referred to collectively as “CONVERTIBLE RIGHTS”) to a non-exclusive LICENSE; provided, however, that:

(i) DUKE shall exercise such conversion right, if at all, within [***] ([***]) [***] following the expiration of the appertaining COMPANY PERFORMANCE MILESTONE RE-NEGOTIATION PERIOD by written notice to COMPANY;

(ii) if DUKE exercises such conversion right and converts the applicable exclusive LICENSE to a nonexclusive license, such conversion shall apply only to the CONVERTIBLE RIGHTS and only to extent that such CONVERTIBLE RIGHTS are not practiced, embodied, or utilized in a LICENSED PRODUCT, LICENSED PROCESS, and/or LICENSED SERVICE for which COMPANY has, as of the time of potential conversion of such CONVERTIBLE RIGHTS, achieved all applicable milestones set forth in the COMPANY PERFORMANCE MILESTONE SCHEDULE within [***] ([***]) [***] of the dates set forth therein or within the appertaining AMENDED COMPANY PERFORMANCE MILESTONE TARGET PERIOD(S), or as set forth in Section 4.03(d);

(iii) upon any such conversion by DUKE of any exclusive LICENSE to a nonexclusive LICENSE pursuant to this Subsection 4.03, then from and after the effective date of such conversion:

(A)

The percentage royalty rate used to compute DUKE RUNNING ROYALTIES (pursuant to Subsection 3.01(b) above) shall be reduced from [***] ([***]) [***] ([***]) of NET SALES of the affected LICENSED PRODUCT, LICENSED PROCESS or LICENSED SERVICE in the affected country(ies) (before any reduction for stacking of THIRD-PARTY license royalties pursuant to such Subsection).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(B)

COMPANY and/or its appertaining SUBLICENSEES (as the case may be) shall be permitted to credit any running royalties paid to THIRD PARTIES on the affected LICENSED PRODUCTS, LICENSED PROCESSES and/or LICENSED SERVICES (as the case may be) against such DUKE RUNNING ROYALTIES (as reduced pursuant to Subsection 4.03(c)(iii)(A) above)); provided, however, that in no event shall the amount payable to DUKE as DUKE RUNNING ROYALTY on NET SALES of the affected LICENSED PRODUCT, LICENSED PROCESS, or LICENSED SERVICE (as the case may be) by COMPANY and/or SUBLICENSEES (as the case may be) be reduced to less than [***] ([***]) for the subject LICENSED PRODUCT, LICENSED PROCESS, and/or LICENSED SERVICE (as the case may be) in the appertaining country(ies) during the appertaining time period.

(C)

Any future milestone payments under Subsection 3.01(c) applicable to such LICENSED PRODUCT, LICENSED PROCESS and/or LICENSED SERVICE (as the case may be) shall be reduced by [***] ([***]) of the amounts set forth in such Subsection.

(D)

The reductions set forth in Subsections 4.03(c)(iii)(A) through (C) shall apply only to those LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES that are solely covered by the nonexclusive LICENSE resulting from such conversion. For purposes of illustration and clarification of this Subsection 4.03(c)(iii)(D), if a LICENSED PRODUCT covered by DUKE PATENT RIGHTS to which COMPANY holds an exclusive LICENSE and DUKE PATENT RIGHTS to which COMPANY holds a nonexclusive LICENSE (following a conversion of such LICENSE by DUKE pursuant to this Subsection 4.03), then the percentage royalty rate used to compute the DUKE RUNNING ROYALTY on NET SALES of such LICENSED PRODUCT and any appertaining milestone payments due DUKE for such LICENSED PRODUCT shall not be reduced pursuant to Subsections 4.03(c)(iii)(A) through (C) above.

(E)

Within [***] ([***]) [***] following COMPANY’s receiving written notification from DUKE of any such conversion, COMPANY shall assign to DUKE all exclusive SUBLICENSES to the extent such exclusive SUBLICENSES pertain to LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES to which COMPANY’s LICENSE from DUKE has been converted from exclusive to nonexclusive. For avoidance of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

doubt, if the subject matter of any such exclusive SUBLICENSE is limited solely to LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES to which COMPANY’s LICENSE from DUKE has been converted from exclusive to nonexclusive, then COMPANY shall assign such exclusive SUBLICENSE to DUKE in its entirety; however, if the subject matter of any such exclusive SUBLICENSE includes LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES to which COMPANY’s LICENSE from DUKE has been converted from exclusive to nonexclusive and LICENSED PRODUCTS, LICENSED PROCESSES, and/or LICENSED SERVICES to which no such conversion is applicable, then COMPANY shall make a partial assignment of such exclusive SUBLICENSE to DUKE to effect an assignment only of those rights to which such conversion pertained. Following any such assignment or partial assignment, as the case may be, COMPANY’s rights under this AGREEMENT to the appertaining rights sublicensed exclusively to the subject SUBLICENSEES (and converted to nonexclusive as to COMPANY pursuant to this Section 4.03) shall terminate as of the effective date of the appertaining assignment(s) or partial assignment(s), as the case may be, to DUKE.

(F)

For any rights that COMPANY retains following any conversion by DUKE pursuant to this Section 4.03, COMPANY will still be responsible to DUKE for any DUKE RUNNING ROYALTY payments and payments with respect to non-royalty income, subject to the applicable reductions set forth above.

(G)

COMPANY shall be responsible for payment of a pro rata share (computed as set forth below) of all DUKE PATENT RIGHTS EXPENSES for the DUKE PATENT RIGHTS to which the conversion pertained. COMPANY’s pro rata share of such DUKE PATENT RIGHTS EXPENSES shall be equal to 1/n of all DUKE PATENT RIGHTS EXPENSES incurred by DUKE after the effective date of such conversion in connection with the filing, prosecution and maintenance of the DUKE PATENT RIGHTS to which such conversion pertained, where “n” is the total number of organizations holding, at the time any such DUKE PATENT RIGHTS EXPENSES are incurred, an active license from DUKE under the DUKE PATENT RIGHTS giving rise to the DUKE PATENT RIGHTS EXPENSES. For purposes of computing the value of “n,” the number of SUBLICENSEES shall not be included.

(iv) DUKE’s failure to exercise such right of conversion with respect to any CONVERTIBLE RIGHTS shall not constitute a waiver of such conversion right with respect to any subsequent failure by COMPANY to achieve any subsequent milestone.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(v) Notwithstanding any provision contained in this AGREEMENT to the contrary, COMPANY’s failure to meet any performance milestone set forth in APPENDIX C shall not be deemed an event of default by COMPANY giving rise to any right of termination of this AGREEMENT by DUKE pursuant to Article 10. Rather, DUKE’s rights and remedies for a failure by COMPANY to achieve any milestone set forth in APPENDIX C shall be limited to the conversion rights set forth in this Section 4.03.

(d)

Notwithstanding the foregoing provisions of this Section 4.03, in the event COMPANY achieves such milestone prior to DUKE’s exercise of any applicable right of conversion as evidenced by DUKE’s receipt of written documentation from COMPANY of such achievement prior to the date of DUKE’s exercise of the applicable right of conversion, then such milestone shall be deemed to have been met for purposes of this AGREEMENT and DUKE’s right to convert the appertaining LICENSE(S) to nonexclusive shall terminate with respect to such milestone.

4.04

During the term of this AGREEMENT, COMPANY will submit annual progress reports to DUKE as set forth in Section 5.02. DUKE shall have the right to request one (1) meeting per year to discuss such information with representatives of COMPANY at mutually acceptable times and places. It is agreed that should any of DUKE’s personnel be required by COMPANY to consult with COMPANY outside of Durham, North Carolina, COMPANY will reimburse reasonable travel and living expenses incident thereto.

ARTICLE 5 - REPORTS AND RECORDS

5.01

COMPANY shall keep full, true and accurate books of accounts and other records containing all particulars which may be necessary to properly ascertain and verify the amounts payable to DUKE hereunder and shall require SUBLICENSEES, as the case may be, to do the same. Said books of account shall be kept at COMPANY’s (and/or SUBLICENSEES’) principal place of business or the principal place of business of the appropriate division of COMPANY (and/or SUBLICENSEE) to which this AGREEMENT relates. Said books and the supporting data shall be open at mutually agreed upon times during regular business hours for [***] ([***]) [***] following the end of the calendar year to which they pertain, to the inspection of DUKE or a mutually acceptable certified public accountant for the purpose of verifying COMPANY’s (and/or SUBLICENSEE’s) royalty statement or compliance in other respects with this AGREEMENT. Should such inspection lead to the discovery of a greater than [***] ([***]) discrepancy in reporting, COMPANY agrees to reimburse DUKE for the out-of-pocket cost of such inspection in addition to any amounts due to DUKE, such amounts to be subject to the provisions of Section 3.04.

5.02

COMPANY shall report the status of development of each LICENSED PRODUCT annually to DUKE by [***] of each year. Such report shall include descriptions of COMPANY’s (and/or SUBLICENSEES’, as the case may be) plans and commercially reasonable estimated timeframes for testing, development, governmental approvals and marketing/sale of each LICENSED PRODUCT.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.03

After the first commercial sale of a LICENSED PRODUCT, and in addition to the reports required under Section 5.02, COMPANY shall render to DUKE prior to [***] and [***] of each year a written account of the NET SALES of LICENSED PRODUCTS and/or LICENSED SERVICES made by COMPANY and/or SUBLICENSEES (as the case may be) by during the prior six-month period ending [***] and [***], respectively, and shall simultaneously pay to DUKE the DUKE RUNNING ROYALTIES due on such NET SALES of LICENSED PRODUCTS and/or LICENSED SERVICES in United States dollars. Reports tendered shall include the calculation of DUKE RUNNING ROYALTIES by product by country in substantially the format provided in APPENDIX D hereto.

ARTICLE 6 - PATENTS

6.01	Patent Prosecution

(a)

Except as expressly set forth in Section 6.01(b), DUKE shall, at its sole discretion, apply for, prosecute, and maintain the DUKE PATENT RIGHTS during the term of this AGREEMENT. DUKE will use reasonable commercial efforts to file, prosecute and maintain the DUKE PATENT RIGHTS. DUKE will keep COMPANY advised as to all developments with respect to, and will promptly deliver to COMPANY (or cause DUKE’s patent counsel promptly to deliver to COMPANY) all official documents and correspondence relating to the prosecution of, the DUKE PATENT APPLICATIONS, and/or applicable or related continuation, continuation-in-part and reissue application(s) within the DUKE PATENT RIGHTS and respecting the maintenance and validity of all DUKE PATENTS issued or issuing with respect thereto. COMPANY will have (i) the right to review DUKE PATENT APPLICATIONS and to make recommendations regarding the prosecution of such DUKE PATENT APPLICATIONS, (ii) the right to receive such DUKE PATENT APPLICATIONS and related official documentations at such time as to allow a reasonable period for review thereof prior to any applicable deadline for filing or responding, and (iii) the right to request amendments of any such DUKE PATENT APPLICATION to include claims or arguments as may be appropriate for obtaining a patent claiming commercially relevant inventions. Upon request by DUKE and/or its agents, COMPANY shall promptly inform DUKE in writing which non-U.S. countries, if any, in which COMPANY desires patent protection and DUKE PATENT RIGHTS shall reflect such designations provided that COMPANY bears the associated costs as set forth in Section 6.02(a). DUKE may elect to seek patent protection in countries not so designated by COMPANY, in which case DUKE shall notify COMPANY in writing of such election, and from the date of such filing of such DUKE PATENT APPLICATIONS by DUKE in such undesignated countries, such DUKE PATENT APPLICATIONS and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

resulting patents shall not be considered DUKE PATENT RIGHTS (and/or DUKE PATENT APPLICATIONS) in such countries and COMPANY shall be deemed to have forfeited all rights under this AGREEMENT to such DUKE PATENT APPLICATIONS and resulting patents in such countries. (APPENDIX A shall be deemed to be so amended.) It is understood and agreed that all final decisions with respect to prosecution and maintenance of DUKE PATENT RIGHTS are reserved to DUKE.

(b)

COMPANY shall have the right to assume primary responsibility for all activities associated with the prosecution S of DUKE PATENT RIGHTS during the term of this AGREEMENT, provided that it first provides DUKE with written notice of its desire to assume such responsibilities and obtains DUKE’s written approval of the legal counsel that COMPANY shall retain for such purposes, such approval not to be unreasonably withheld or delayed. It is understood and agreed that in the event COMPANY assumes such responsibilities pursuant to this Section 6.01(b), COMPANY shall keep DUKE advised as to the status of the DUKE PATENT RIGHTS and COMPANY’s designated patent attorneys will provide DUKE, in a timely manner, with copies of all official documents and correspondence relating to the prosecution, maintenance, and validity of the appertaining DUKE PATENT RIGHTS. COMPANY shall consult with DUKE in such prosecution and maintenance, shall diligently seek advice of DUKE on all matters pertaining to the DUKE PATENT RIGHTS, shall diligently seek appropriate claims under the DUKE PATENT RIGHTS, and shall not abandon prosecution of any DUKE PATENT RIGHTS without first notifying DUKE in a timely manner of COMPANY’s intention and reason therefor, and providing DUKE with reasonable opportunity to assume responsibility for prosecution and maintenance of the appertaining DUKE PATENT RIGHTS (which thereafter shall be subject to the provisions of Section 6.02(b) as regards status as DUKE PATENT RIGHTS and LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES and COMPANY’s rights therein). Notwithstanding the foregoing or anything to the contrary in this AGREEMENT, it is understood and agreed all final decisions with respect to the prosecution and maintenance of the DUKE PATENT RIGHTS by COMPANY pursuant to this Section 6.01(b) shall be made by DUKE. COMPANY’s obligations under this Section 6.01(b) shall include, without limitation, an obligation to inform DUKE in a timely manner (no less than [***] ([***]) [***] prior to the appertaining filing deadlines) that COMPANY will not pursue patents in any non-US country so that DUKE may pursue such patents if it so desires in which case, from the date of such filing of such PATENT APPLICATIONS by DUKE, such PATENT APPLICATIONS and resulting DUKE PATENTS shall not be considered DUKE PATENT RIGHTS in such non-U.S. country and COMPANY shall be deemed to have forfeited all rights under this AGREEMENT to such PATENT APPLICATIONS and resulting DUKE PATENTS in such non-U.S. country (APPENDIX A). For avoidance of doubt, it is understood that COMPANY shall assume direct and full responsibility for payment of DUKE PATENT RIGHTS EXPENSES it incurs as a result of its assumption of responsibility for prosecution of DUKE PATENT RIGHTS under this Section 6.01(b).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.02	Patent Costs.

(a)

During the term of this AGREEMENT, payment of all DUKE PATENT RIGHTS EXPENSES relating to the filing, prosecution, and maintenance of the DUKE PATENT RIGHTS shall be the responsibility of COMPANY, whether such DUKE PATENT RIGHTS EXPENSES were incurred before or after the EFFECTIVE DATE of this AGREEMENT. Notwithstanding anything to the contrary in this AGREEMENT, except in cases in which COMPANY declines interest in non-U.S. patent pursuit, COMPANY shall be responsible for all DUKE PATENT RIGHTS EXPENSES associated with the preparation and filing of the PCT application(s) contained within the DUKE PATENT RIGHTS as well as all DUKE PATENT RIGHTS EXPENSES associated with pursuit and maintenance of the DUKE PATENT RIGHTS. COMPANY will pay all such DUKE PATENT RIGHTS EXPENSES within [***] ([***]) [***] of receipt of an invoice for the same, and failure to pay each such invoice within such [***] ([***]) [***] period shall be a default hereunder for which DUKE may terminate this AGREEMENT in accordance with Section 10.04. In addition to the foregoing, within [***] ([***]) [***] of the EFFECTIVE DATE of this AGREEMENT, COMPANY shall pay to DUKE the amount of [***] (U.S.$ [***]) as reimbursement for DUKE PATENT RIGHTS EXPENSES that were incurred by DUKE and for which the invoices had been received and processed by DUKE before the EFFECTIVE DATE. If at any time COMPANY fails to reimburse DUKE for any DUKE PATENT RIGHTS EXPENSES within the [***] ([***]) [***] period following receipt of a subject invoice, then henceforth during the term of this AGREEMENT, DUKE may, at its sole discretion, require COMPANY to make payment for estimated associated DUKE PATENT RIGHTS EXPENSES (which estimates shall reasonably be made in good faith by the patent counsel prosecuting the DUKE PATENT RIGHTS) prior to incurring such DUKE PATENT RIGHTS EXPENSES, including, but without limitation, DUKE PATENT RIGHTS EXPENSES associated with national phase filings of DUKE PATENT APPLICATIONS, preparation and filing of responses to patent office actions on DUKE PATENT APPLICATIONS, such requirement by DUKE not to preclude DUKE from exercising any other recourse it may have under this AGREEMENT as regards lack of prompt reimbursement of DUKE PATENT RIGHTS EXPENSES by COMPANY.

(b)

If COMPANY decides to discontinue the financial support of the prosecution or maintenance of a subject DUKE PATENT APPLICATION or patent falling within the scope of DUKE PATENT RIGHTS, COMPANY will give DUKE timely written notice at least [***] ([***]) [***] in advance of the effective date of COMPANY’s decision and DUKE

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

will be free to continue prosecution or maintenance of any such DUKE PATENT APPLICATION(S) or DUKE PATENT(S) as the case may be, and to maintain any protection issuing thereon in the U.S. and in any foreign country at DUKE’s sole expense. In such instances, from the effective date specified in such written notice from COMPANY, such DUKE PATENT(S) and/or DUKE PATENT APPLICATION(S) shall no longer be considered to fall within the definition of DUKE PATENT RIGHTS (APPENDIX A shall be deemed to be so amended) and COMPANY shall forfeit all rights under this AGREEMENT to the subject issued DUKE PATENT(s) and/or subject DUKE PATENT APPLICATIONS and DUKE PATENT(s) arising from such DUKE PATENT APPLICATIONS. Accordingly, DUKE shall be free to license such DUKE PATENT(s) and DUKE PATENT APPLICATIONS to THIRD PARTIES or otherwise dispose of such DUKE PATENT(s) and DUKE PATENT APPLICATION(S) as it deems appropriate.

6.03

COMPANY agrees to mark the LICENSED PRODUCTS, and/or their containers, labels, and/or other packaging (as the case may be), in such a manner as to conform to the patent laws and regulations of the country of manufacture or sale, as appropriate.

ARTICLE 7 - INFRINGEMENT OF THIRD-PARTY RIGHTS

7.01

In the event that DUKE or COMPANY is charged with infringement of a patent by a THIRD PARTY or is made a party in a civil action as a result of the activity of COMPANY and/or a SUBLICENSEE (and not from the activity of DUKE or its AFFILIATES other than the granting of the LICENSES to COMPANY) as a result (directly or indirectly) of the LICENSES granted hereunder to COMPANY, COMPANY:

(a)	must defend and/or settle any such claim of infringement or civil action;

(b)	shall have the right to control the defense of any such claim or action;

(c)	must assume all costs, expenses, damages, and other obligations for payments incurred as a consequence of such charges of infringement and/or civil action;

(d)

must indemnify and hold DUKE harmless from any and all damages, losses, liability, and costs resulting from a charge of infringement or civil action which shall be brought against DUKE and attributable to technology added to, incorporated into or sold with a LICENSED PRODUCT and/or LICENSED SERVICE by COMPANY, and/or SUBLICENSEE (as the case may be) or to manufacturing processes utilized by COMPANY or SUBLICENSEE (as the case may be); and

(e)

may, if such claim of infringement or civil action shall be based on patent claims contained in any pending or issued patent included in the DUKE PATENT RIGHTS, terminate this AGREEMENT effective immediately upon DUKE’s receipt of written notice of termination.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

For avoidance of doubt, COMPANY shall have no obligation to indemnify, defend, or hold harmless DUKE from or against any claims, damages, or civil actions to the extent, and only to the extent, that such claims, damages, and/or civil actions are caused by the negligence or willful misconduct of DUKE, DUKE employees, DUKE faculty members, students, and/or agents acting solely within the performance of their respective responsibilities at DUKE.

7.02

DUKE will give COMPANY reasonable assistance, at COMPANY’s expense, in the defense of any such infringement charge or lawsuit, as may be reasonably required. COMPANY shall reimburse DUKE for such expenses within [***] ([***]) [***] of receiving an invoice for the same.

ARTICLE 8 -INFRINGEMENT OF DUKE PATENT RIGHTS BY THIRD PARTIES

8.01

Each party to this AGREEMENT is obligated to inform the other promptly in writing of any alleged infringement of which it becomes aware and of any available evidence of infringement by a THIRD PARTY of any patents within the DUKE PATENT RIGHTS.

8.02	If during the term of this AGREEMENT, COMPANY becomes aware of any alleged infringement by a THIRD PARTY, COMPANY shall have the right, but not the obligation, to either:

(a)	settle the infringement suit by sublicensing the alleged infringer or by other means; or

(b)

prosecute at its own expense any infringement of the DUKE PATENT RIGHTS, when, in its judgment, such action may be reasonably necessary and justified. In the event COMPANY prosecutes such infringement of DUKE PATENT RIGHTS, COMPANY may, for such purposes and subject to the express, prior written approval of DUKE (such approval not to be unreasonably withheld or delayed), use the name of DUKE as party plaintiff; provided, however, that all costs associated therewith shall be borne by COMPANY.

DUKE, at its sole discretion, may join any legal proceeding brought by COMPANY under this Article, using DUKE’s own counsel and at DUKE’s own expense. If DUKE elects to join as a party plaintiff pursuant to this Article, DUKE may jointly participate in the action with COMPANY, but COMPANY’s counsel will be lead counsel.

8.03

In the event COMPANY initiates legal proceedings against an infringer and DUKE does not join the proceeding, COMPANY may deduct up to [***] ([***]) of COMPANY’s documented out-of-pocket costs and expenses of the proceeding (including reasonable attorneys’ fees) from the DUKE RUNNING ROYALTY in respect of NET SALES of the subject LICENSED PRODUCTS or LICENSED SERVICES in the appertaining countries covered by the patent(s)-in-suit.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.04

In any such legal proceeding brought by COMPANY, DUKE or jointly by COMPANY and DUKE, any recovery or proceeds of such proceeding, whether characterized as damages, costs, attorneys’ fee awards or otherwise, will be distributed as follows: (a) each party will first be reimbursed pro rata for its reasonable attorneys’ fees and out-of-pocket expenses actually incurred in connection with the proceeding, including but not limited to, DUKE’s recovery of a sum equivalent to the total amount of DUKE RUNNING ROYALTIES, if any, deducted by COMPANY under Section 8.03 above; (b) COMPANY will second recover an amount equal to its lost profits or a reasonable royalty (whichever measure of damages has been applied in the legal proceeding or settlement thereof); (c) DUKE will then receive the amount for DUKE RUNNING ROYALTIES that COMPANY would have owed to DUKE if COMPANY, or if COMPANY has granted a sublicense respecting the patent(s)-in-suit, such sublicensee, had made the infringer’s sales directly, to the extent such award compensates COMPANY for such sales or lost profit on such sales or such reasonable royalties on such sales, provided that the amount of such DUKE RUNNING ROYALTIES shall not exceed the amount of any lost profits or reasonable royalty award (whichever measure of damages has been applied in the legal proceeding or settlement thereof); and (d) the balance, if any, will be divided on a pro rata basis between the parties according to their respective percentage contributions to the total documented cost and expense of the proceeding, including each party’s reasonable attorneys’ fees and including the total amount of DUKE RUNNING ROYALTIES to DUKE, if any, deducted by COMPANY under the preceding sentence.

8.05

In the event COMPANY does not undertake action to prevent the infringing activity within [***] ([***]) [***] of having been made aware and notified thereof, DUKE shall have the right, but not the obligation, to prosecute at its own expense any such infringements of the DUKE PATENT RIGHTS and, in furtherance of such right, DUKE may, subject to the express, prior written approval of COMPANY (such approval not to be unreasonably withheld or delayed) use the name of COMPANY as a party plaintiff in any such suit without expense to COMPANY. The total cost of any such infringement action commenced or defended solely by DUKE shall be borne by DUKE. Any recovery of damages by DUKE for any infringement shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of DUKE relating to the suit, and second toward reimbursement of COMPANY’s reasonable expenses, including reasonable attorneys’ fees, relating to the suit. Any balance remaining from such recovery shall be distributed between COMPANY and DUKE with DUKE receiving [***] ([***]) and COMPANY receiving [***] ([***]).

8.06

In any infringement suit instituted by either party to enforce the DUKE PATENT RIGHTS, the other party hereto shall, at the request and expense of the party initiating such suit, reasonably cooperate in all respects and, to the extent reasonably possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.07

COMPANY has the sole right in accordance with the terms and conditions of this AGREEMENT to sublicense any DUKE PATENT RIGHTS to an alleged infringer under the DUKE PATENT RIGHTS in order to avoid or settle claims of infringement in the future.

8.08

Any of the foregoing notwithstanding, if at any time during the term of this AGREEMENT any of the DUKE PATENT RIGHTS are held invalid or unenforceable in a decision which is not appealable or is not appealed within the time allowed, COMPANY shall have no further obligations to DUKE with respect to its future use or sale of any LICENSED PRODUCT, LICENSED PROCESS and/or LICENSED SERVICE covered solely by such DUKE PATENT RIGHTS, including the obligation of paying DUKE RUNNING ROYALTIES. For avoidance of doubt, it is understood and agreed that in such event, COMPANY shall not have any damage claim or any claim for refund or reimbursement against DUKE for any amounts previously paid to DUKE under this AGREEMENT, including, but not limited to, the issuance of the DUKE STOCK.

ARTICLE 9 - GOVERNMENT CLEARANCE, PUBLICATION, EXPORT

9.01

Insofar as such clearance is required, COMPANY agrees to use its best efforts to have the LICENSED PRODUCTS cleared for marketing in those countries in which COMPANY intends to sell LICENSED PRODUCTS by the responsible government agencies requiring such clearance. To accomplish said clearances at the earliest possible date, COMPANY agrees to file or have filed any necessary data with said government agencies as quickly as is commercially reasonable.

9.02

It is understood and agreed that, notwithstanding anything to the contrary in this AGREEMENT, the right of publication/public disclosure of the DUKE PATENT RIGHTS shall reside in the INVENTORS, faculty, staff, and students of DUKE provided that, for a period of [***] ([***]) [***] from the EFFECTIVE DATE, if any proposed publication or public disclosure by the appertaining INVENTORS includes information generated at DUKE respecting any of the INVENTIONS claimed in the DUKE PATENT RIGHTS, then DUKE, via Dr. Tedder, shall give COMPANY written notice at least [***] ([***]) [***] prior to such publication/public disclosure in order to afford COMPANY the opportunity to file or have filed, at its expense, appropriate patent applications to the extent, but only to the extent, that such patent application fall within the scope of DUKE PATENT RIGHTS. COMPANY may publish the results of research conducted by COMPANY, provided that such publications do not reveal the results of research conducted at DUKE without the prior written consent of those who performed such research at DUKE.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.03

This AGREEMENT is subject to all of the United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities and technology. It is understood that DUKE is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by COMPANY that COMPANY shall not export data or commodities to certain foreign countries without prior approval of such agency. DUKE neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE 10 - DURATION AND TERMINATION

10.01

This AGREEMENT shall become effective upon the EFFECTIVE DATE, and unless sooner terminated in accordance with any of the provisions herein, shall remain in full force and effect for the life of the last-to-expire of the patents included in the DUKE PATENT RIGHTS.

10.02

COMPANY may terminate this AGREEMENT by giving DUKE written notice at least three (3) months prior to the effective date of such termination. It is understood that COMPANY shall remain responsible for the timely payment of all amounts due DUKE under this AGREEMENT through the effective date of such termination.

10.03

Either party may immediately terminate this AGREEMENT upon any judgment or conviction by a court of competent jurisdiction holding that the other party has committed fraud, willful misconduct, or illegal conduct of the other party, in all such cases with respect to the subject matter of this AGREEMENT, upon written notice of same to that other party.

10.04

If either party fails to fulfill any of its material obligations under this AGREEMENT including, but not limited to, lack of payment, the non-breaching party may terminate this AGREEMENT, upon written notice to the breaching party, as provided below. Such notice must contain a full description of the event or occurrence constituting a material breach of the AGREEMENT. The party receiving notice of the material breach will have the opportunity to cure that breach within the applicable time period, as follows: (a) with respect to a breach of a payment obligation, within [***] ([***]) [***] of receipt of notice, or (b) with respect to a breach of an obligation other than a payment obligation, within [***] ([***]) [***] of receipt of such notice. If the breach is not cured within the applicable cure period, the termination will be effective as of the next day following the expiration of such cure period. A party’s right to cure a material breach of this AGREEMENT pursuant to this Section 10.04 will apply only to the first three (3) material breaches occurring within the same twenty-four (24) month period properly noticed under the terms of this AGREEMENT, regardless of the nature of those material breaches. Any subsequent material breach by that party will entitle the nonbreaching party to terminate this AGREEMENT upon receipt of notice by the breaching party, where such notice must contain a full description of the event or occurrence constituting a material breach of this AGREEMENT.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.05

If during the term of this AGREEMENT, COMPANY shall (a) voluntarily declare or seek protection under bankruptcy or insolvency laws, (b) have an involuntary petition in bankruptcy filed against it, which petition is not dismissed within [***] ([***]) [***] following its filing, (c) have its business placed in the hands of a receiver or trustee and the appointment of such receiver or trustee if not dissolved within [***] ([***]) [***], or if (d) COMPANY shall cease to exist as an active business, then this AGREEMENT shall immediately terminate.

10.06

Notwithstanding anything to the contrary in this AGREEMENT, neither the expiration nor any termination of this AGREEMENT shall remove any financial obligations to DUKE which COMPANY incurred under this AGREEMENT prior to or as of the effective date of any expiration or termination.

10.07	All SUBLICENSES will be assigned to and assumed DUKE in the event the AGREEMENT is terminated.

10.08

On or before the effective date of any expiration or termination of this AGREEMENT, COMPANY shall cease the manufacture, use, practice, lease, and sale, offering, distribution, and other commercialization of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES. For avoidance of doubt, any SUBLICENSE in existence as of the effective date of any termination shall be unaffected by such termination other than the assignment and assumption provided for in Section 10.07.

10.09

Within [***] ([***]) [***] of any expiration or termination of this AGREEMENT, COMPANY shall (i) return to DUKE or destroy, as directed by DUKE, all information, data, and any relevant materials provided to COMPANY during the term of this AGREEMENT (including, but not limited to, DUKE MATERIAL and KNOW-HOW), other than any of the foregoing items in the possession of a SUBLICENSEE, and (ii) destroy all LICENSED PRODUCTS (other than LICENSED PRODUCTS in the possession of any SUBLICENSEE or customer) in a safe and legal manner. Further, COMPANY within such [***] ([***]) [***] period shall provide DUKE with a written statement signed by an authorized representative of COMPANY certifying the destruction of all LICENSED PRODUCTS (other than LICENSED PRODUCTS in the possession of any SUBLICENSEE or customer) in a safe and legal manner, as well as the destruction of all said information, data, and relevant materials (including, but not limited to, DUKE MATERIAL and all KNOW-HOW), other than any of the foregoing items in the possession of a SUBLICENSEE, if such instructions for destruction are given by DUKE.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 11 - CONFIDENTIALITY

11.01

DUKE and COMPANY each agree to treat any CONFIDENTIAL INFORMATION disclosed to it by the other party under this AGREEMENT with reasonable care and to avoid disclosure of such CONFIDENTIAL INFORMATION to any other person, firm or corporation, except AFFILIATES bound by the obligations of confidentiality and restricted use set forth in this Article 11, and either party shall be liable for unauthorized disclosure or failure to exercise such reasonable care. Further, the receiving party will not use the disclosing party’s CONFIDENTIAL INFORMATION other than for the benefit of the parties hereto and in connection with such receiving party’s performance of its obligations under this AGREEMENT. These obligations of non-disclosure and restricted use shall remain in effect for each subject disclosure of CONFIDENTIAL INFORMATION for a period of time of [***] ([***]) [***] from such disclosure; however, neither party shall have an obligation, with respect to CONFIDENTIAL INFORMATION disclosed to it, or any part thereof, which:

(a)	is already known to the receiving party at the time of the disclosure;

(b)	becomes publicly known without the wrongful act or breach of this AGREEMENT by the receiving party;

(c)	is rightfully received by the receiving party from a THIRD PARTY on a non-confidential basis;

(d)	is subsequently and independently developed by employees of the receiving party who had no knowledge of the CONFIDENTIAL INFORMATION, as verified by written records;

(e)	is approved for release by prior written authorization of the party disclosing the CONFIDENTIAL INFORMATION; or

(f)

is disclosed pursuant to any judicial or government request, requirement or order, provided that the party so disclosing takes reasonable steps to provide the other party sufficient prior notice in order to contest such request, requirement or order and provided and provided that such disclosed CONFIDENTIAL INFORMATION otherwise remains subject to the obligations of confidentiality set forth in this Article 11.

If either party discloses CONFIDENTIAL INFORMATION directly to Dr. Thomas Tedder, such CONFIDENTIAL INFORMATION shall not be deemed to have been received by the other party.

11.02

DUKE and COMPANY agree that any information to be treated as CONFIDENTIAL INFORMATION under this Article 11 must be disclosed in writing or other tangible medium and must be clearly marked “CONFIDENTIAL”. CONFIDENTIAL INFORMATION disclosed orally must be identified as “CONFIDENTIAL” at the time of the oral disclosure and thereafter summarized and reduced to writing or other tangible medium, marked “CONFIDENTIAL”, and communicated to the other party within [***] ([***]) [***] of such disclosure. For avoidance of doubt, electronic transmissions of CONFIDENTIAL INFORMATION shall be deemed to have been disclosed in a tangible medium.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.03

Notwithstanding the foregoing, COMPANY shall have the right to use and disclose any CONFIDENTIAL INFORMATION related to the DUKE PATENT RIGHTS to investors, prospective investors, employees, consultants and agents with a need to know, collaborators, prospective collaborators and other THIRD PARTIES in the chain of manufacturing and distribution provided that COMPANY obtains from such parties written confidentiality agreements, the provisions of which are at least as restrictive and protective of DUKE’s CONFIDENTIAL INFORMATION as those provided in this Article 11.

11.04

Subject to the exceptions set forth in Section 11.01, but not notwithstanding anything else to the contrary in this AGREEMENT, all information relating to filing, prosecution, maintenance, defense, infringement, and the like regarding the DUKE PATENT RIGHTS (no matter how disclosed), shall be considered CONFIDENTIAL INFORMATION of DUKE and subject to the obligations of restricted use and non-disclosure set forth in this Article 11.

ARTICLE 12 - NOTICES

12.01	It shall be a sufficient giving of any notice, request, report, statement, disclosure or other communication hereunder if the party giving the same shall

(a)	hand deliver such communication; or

(b)	mail such a communication, postage prepaid, first class, certified mail, return receipt requested; or

(c)	send such communication, shipping prepaid by national/international courier service guaranteeing next-business-day delivery to the party to receive such communication at the address given below or as given in Section 3.07, in the case of payments and/or reports due in accordance with Sections 3.01, 3.06, 4.01, 4.02, 5.01, 5.02, 5.03, 6.02, and 6.03 or such other address as may hereafter be designated by notice in writing by the appertaining party.

DUKE	COMPANY

For delivery via the U.S. Postal Service

University Office of Science and Technology Duke University Attn: Agreement Coordinator Box 90083	Cellective Therapeutics, Inc. 4819 Emperor Boulevard, Suite 400 Durham, NC 27703 USA Attn: President
Durham, NC 27708 USA

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

For delivery via nationally/internationally recognized courier service

Office of Science and Technology Duke University Attn: Agreement Coordinator 2020 West Main Street, Suite 10 Durham, NC 27705 USA	Cellective Therapeutics, Inc. 4819 Emperor Boulevard, Suite 400 Durham, NC 27703 USA Attn: President

cc: (if of a legal nature) Office of University Counsel Duke University 2400 Pratt Street, Suite 4000 Durham, NC 27710 USA	M. Christopher Bolen, Esq. Womble Carlyle Sandridge & Rice 2530 Meridian Pkwy, Suite 400 Durham, NC 27713 USA

12.02

The date of giving any such notice, request, report, statement, disclosure or other communications, and the date of making any payment hereunder required (provided such payment is received), shall be the actual date of receipt.

ARTICLE 13 - TRANSFER OF DUKE MATERIALS AND KNOW-HOW TO COMPANY

13.01

Transfer to COMPANY of DUKE MATERIALS and/or KNOW-HOW of a tangible biological and/or chemical nature (that is, not KNOW-HOW in a written or electronic form) shall be transferred subject to the terms set forth in this Section 13 and elsewhere in this AGREEMENT (including, but not limited to the MASTER DUKE TO COMPANY MATERIAL TRANSFER AGREEMENT set forth in APPENDIX D appended to this AGREEMENT) and shall not be transferred to COMPANY until after the full execution by appropriate and authorized representatives of the respective parties of an appertaining material transfer record form (a sample form of which is attached in EXHIBIT I of APPENDIX D; hereinafter such form referred to as “MATERIAL TRANSFER RECORD FORM”) which expressly identifies all of the subject DUKE MATERIALS and/or KNOW-HOW to be transferred at that point in time.

13.02

To defray the costs associated with the transfer of DUKE MATERIALS and KNOW-HOW to COMPANY, COMPANY shall make the following non-refundable, non-creditable payments to Dr. Thomas Tedder’s laboratory at DUKE: (i) [***] (US$[***]) to be received by Dr. Tedder’s laboratory at DUKE in [***] ([***]) [***] installments of [***] ($[***]) each within [***] ([***]) [***] following the last day of each of the [***] ([***]) [***] following the EFFECTIVE DATE; (ii) [***] (US$[***]) to be received by Dr. Tedder’s laboratory at DUKE in [***] ([***]) [***] installments of [***] ($[***]) each within [***] ([***]) [***] following the last day of each of the [***] ([***]) [***] following the first

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

anniversary of the EFFECTIVE DATE; and (iii) [***] (US$[***]) to be received by Dr. Tedder’s laboratory at DUKE in [***] ([***]) [***] of [***] ($[***]) each within [***] ([***]) [***] following the last day of each of the [***] ([***]) [***] following the second anniversary of the EFFECTIVE DATE. Each such payment shall be in check form made payable to “Duke University,” shall reference this AGREEMENT, and shall be delivered to Dr. Thomas Tedder, 353 Jones Building, Research Drive, Box 3010, DUMC, Duke University, Durham, NC 27710. If Dr. Tedder’s employment with DUKE terminates prior to the due date for payments under clause (i), (ii) and/or (iii) of this Section 13.02, then COMPANY shall have no further obligation under this Section 13.02 (i), (ii) and/or (iii) (as the case may be) for payments due after the effective date of Dr. Tedder’s termination of employment with DUKE.

ARTICLE 14 - ASSIGNMENT

14.01

This AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Neither party may assign its rights in this AGREEMENT without approval by the other party, such approval not to be unreasonably withheld, provided, however, that such consent shall not be required in connection with a transfer or assignment resulting from the acquisition of substantially all of the assets of COMPANY by a THIRD PARTY whether by merger, consolidation, sale of assets, or otherwise.

ARTICLE 15 - INDEMNITY, INSURANCE, REPRESENTATIONS, STATUS

15.01

DUKE, and its trustees, officers, employees, faculty members, students, and agents will be indemnified, defended by counsel reasonably acceptable to DUKE, and held harmless by COMPANY and appertaining SUBLICENSEES, as the case may be, from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “CLAIMS”) based upon, arising out of, or otherwise relating to this AGREEMENT including, but not limited to, (i) any action relating to product liability, and (ii) any CLAIM that a LICENSED PRODUCT, and/or LICENSED SERVICE and/or practice of any of the DUKE PATENT RIGHTS and/or KNOW-HOW infringes the intellectual property of a THIRD PARTY. However, the foregoing indemnity shall not apply to CLAIMS to the extent that they are (y) caused by the negligence or willful misconduct of DUKE, DUKE employees, DUKE faculty members, students, and/or agents acting solely within the performance of their respective responsibilities at DUKE, and/or (z) acts of God or other events for which COMPANY (and/or SUBLICENSEE(S), as the case may be) has no control.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

15.02

COMPANY will purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general commercial liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against its liability under Section 15.01 above. Further, COMPANY will require that each SUBLICENSEE, purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against their respective liability as regards Section 15.01 above. It is understood and agreed that COMPANY and/or SUBLICENSEES (as the case may be) shall not be required to possess product liability insurance under this Section 15.02 until the first of the following to occur as regards COMPANY and/or appertaining SUBLICENSEES (i) commencement of clinical trials of a LICENSED PRODUCT; or (ii) commencement of sale, lease, or provision of LICENSED PRODUCTS (including, but not limited to provision of LICENSED SERVICES in connection with a clinical trial). DUKE shall have the right to ascertain from time to time that any required coverage under this Section 15.02 exists, such right to be exercised by DUKE in a reasonable manner.

15.03

DUKE represents and warrants to COMPANY that, to the best knowledge of the DUKE University Office of Science and Technology, (i) DUKE has not received any notice of infringement from any THIRD PARTY relating to the INVENTIONS or the DUKE PATENT RIGHTS; (ii) no claim, suit or action has been made, brought or threatened by any THIRD PARTY with respect to the INVENTIONS or the DUKE PATENT RIGHTS, and there is no basis for any such claim, suit or action; (iii) DUKE has the authority to enter into this AGREEMENT; (iv) DUKE has the authority to grant the LICENSES herein without the consent of any THIRD PARTY; (v) the execution, delivery and performance of this AGREEMENT by DUKE does not violate any covenant or agreement to which DUKE is a party or by which it is bound; and (vi) except for rights owned by The Regents of the University of California in DUKE University Office of Science and Technology File #2087 INVENTION, DUKE owns all right, title, and interest, in and to the INVENTIONS and the DUKE PATENT RIGHTS.

15.04

EXCEPT AS EXPRESSLY SET FORTH IN SECTION 15.03, DUKE MAKES NO REPRESENTATIONS NOR EXTENDS ANY WARRANTIES OF ANY KIND. IN PARTICULAR, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE USE OF THE DUKE PATENT RIGHTS AND/OR KNOW-HOW DOES NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY DUKE OF THE VALIDITY OF ANY OF THE DUKE PATENT RIGHTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF THE DUKE PATENT RIGHTS OR KNOW-HOW. DUKE SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT. (FOR AVOIDANCE OF DOUBT, IT IS UNDERSTOOD AND AGREED THAT ANY SUCH ACTIVITY DESCRIBED IN THE PRECEDING SENTENCE BY ONE OR MORE OF THE INVENTORS OR ANY OTHER DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT SHALL BE DEEMED TO BE OUTSIDE THEIR RESPECTIVE CAPACITY AS A DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT, AS THE CASE MAY BE.) FURTHER, DUKE SHALL HAVE NO LIABILITY WHATSOEVER TO COMPANY, ITS AFFILIATES, SUBLICENSEES, OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON COMPANY OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

(a)	the production, use, practice, offering, lease, or sale of any LICENSED PRODUCT and/or LICENSED SERVICES;

(b)	the use of the DUKE PATENT RIGHTS, DUKE MATERIALS, and/or KNOW-HOW; or

(c)	any advertising or other promotional activities with respect to any of the foregoing.

15.05	Neither party hereto is an agent of the other party for any purpose whatsoever.

ARTICLE 16 - USE OF A PARTY’S NAME

16.01	Neither party will, without the prior written consent of the other party:

(a)

use in any publication, advertising, publicity, press release, promotional activity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, image, icon, or any abbreviation, contraction or simulation thereof owned by the other party;

(b)	use the name or image of any employee, faculty member, student, or agent of the other party in any publication, publicity, advertising, press release, promotional activity or otherwise; or

(c)

represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with, or utilizes the information or documents, of the other party.

Notwithstanding the foregoing, COMPANY will be permitted to use DUKE’s name and the name of Dr. Thomas Tedder (provided that COMPANY shall first have secured written permission of Dr. Tedder to use his name) in connection with:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(i) COMPANY’s business plan; (ii) in other investor-related documents to the extent required by applicable law; and (iii) information directed to prospective SUBLICENSEES or strategic alliance partners. COMPANY may also state that the LICENSES have been granted to COMPANY by DUKE. DUKE shall not prevent its employees from consenting to use their respective names, so long as such use does not represent to be endorsement by DUKE or an official DUKE position. COMPANY shall not represent that any product is endorsed by Duke.

ARTICLE 17 - SEVERANCE AND WAIVER

17.01

Each clause of this AGREEMENT is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this AGREEMENT will not be affected thereby.

17.02

No waiver of this AGREEMENT, or any of the provisions herein contained is valid unless made in writing and signed by a duly authorized representative of each party. The failure of a party in any instance to insist upon the strict performance of the terms of this AGREEMENT will not be construed to be a waiver or relinquishment of any of the terms of this AGREEMENT, either at the time of the party’s failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

ARTICLE 18 - TITLES

18.01

All titles and article headings contained in this AGREEMENT are inserted only as a matter of convenience and reference. They do not define, limit, extend or describe the scope of this AGREEMENT or the intent of any of its provisions.

ARTICLE 19 - SURVIVAL OF TERMS

19.01

The provisions of Sections 2.04, 3.03, 3.04, 3.05, 3.06, 3.07, 5.01, .5.03 (as regards obligations for reports and payments due to DUKE for activities occurring during the term of this AGREEMENT), 9.03, 10.06, 10.07, 10.08 (last sentence), 10.09, and Articles 1, 7, 8 (to the extent, but only to the extent, that such infringement occurs during the term of this AGREEMENT and excluding Section 8.06 which shall only apply during the term of this AGREEMENT), 11, 12, 14, 15, 16, 17, 18, 19, 20, and 21 shall survive the expiration or termination of this AGREEMENT.

ARTICLE 20 - GOVERNING LAW

20.01

This AGREEMENT shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina, without regard to any choice-of-law or conflict-of-law provision that would dictate the application of the law of another jurisdiction. Notwithstanding the foregoing, questions affecting the construction and effect of any patent in DUKE PATENT RIGHTS shall be determined by the law of the country in which the patent was granted.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 21 - ENTIRE UNDERSTANDING

21.01

This AGREEMENT, together with the recitals and all Appendices and Exhibits (all of which are incorporated herein by reference), represent the entire understanding between the parties, and supersede all other agreements, express or implied, between the parties concerning the subject matter hereof, including, without limitation, that certain Confidential Disclosure Agreement, dated effective December 29, 2003, by and between DUKE and COMPANY (the “PRIOR CDA”); provided, however, that all confidential disclosures made by the parties to each other pursuant to the PRIOR CDA prior to the EFFECTIVE DATE of this AGREEMENT shall be governed by the provisions of Section 1.04 and Article 11 of this AGREEMENT from and after such EFFECTIVE DATE. This AGREEMENT shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto. If there is any conflict between this AGREEMENT and the MASTER DUKE TO COMPANY MATERIAL TRANSFER AGREEMENT, this AGREEMENT will govern.

ARTICLE 22 - COUNTERPARTS

22.01

This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute the same instrument. For purposes of this AGREEMENT, a faxed signature shall be effective and treated as an original signature.

[The balance of this page intentionally left blank.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT on the dates set forth below.

DUKE UNIVERSITY	CELLECTIVE THERAPEUTICS, INC.

By: /s/ [***]	By: /s/ [***]
[***] [***] [***]	[***] [***]

Date: 9-17-04	Date: 9-21-04

Read and Understood

By: /s/ [***]
[***]

Date: 09-17-04

By: /s/ [***]
[***]

Date: 09-17-04

By: /s/ [***]
[***]

Date: 09-17-04

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDICES

APPENDIX A - DUKE PATENT RIGHTS

APPENDIX B - SAMPLE MATERIAL TRANSFER AGREEMENTS

APPENDIX C - COMPANY PERFORMANCE MILESTONE SCHEDULE

APPENDIX D - ROYALTY REPORT FORM (SAMPLE)

APPENDIX E - MASTER DUKE TO COMPANY MATERIAL TRANSFER AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX A

DUKE PATENT RIGHTS

1.	[***];

2.	[***];

3.	[***]; and

4.	[***].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX B

SAMPLE MATERIAL TRANSFER AGREEMENTS

SAMPLE 1

TO BE USED WHEN MATERIAL WAS ORIGINALLY GENERATED IN [***]

LABORATORY AT DANA-FARBER CANCER INSTITUTE

MATERIAL TRANSFER AGREEMENT

Duke University (“Duke”)

Durham, NC 27710

to

[Recipient Institution Name Here]

[City, State, and Country where Recipient Institution Located Here] (“Recipient Institution”)

Definitions:

Recipient Institution’s Scientist:

Original Material:

Progeny: Unmodified descendant from the Original Material, such as cell from cell, or organism from organism.

Unmodified Derivatives: Substances created by Recipient Institution which constitute an important unmodified functional sub-unit or expression product of the Original Material, e.g., subclones of unmodified cell lines, purified or fractionated sub-sets of the Original Material such as novel plasmids or vectors, proteins expressed by DNA or RNA, antibodies secreted by a hybridoma.

Material: Original Material plus Progeny and Unmodified Derivatives.

Modifications: Substances created by Recipient Institution which contain/incorporate any form of the Material (Original Material, Progeny or Unmodified Derivatives).

Information: All information disclosed to Recipient Institution by Duke relating to the Material and/or Modifications.

Research Purpose:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Terms and Conditions of this Agreement:

1. (a) The Material, which is the subject of one or more agreements with Cellective Therapeutics, Inc., a corporation organized under the laws of Delaware and having a place of business in Durham, North Carolina (“Licensee”), is and remains the property of the Dana-Farber Cancer Institute, Inc. (“DFCI”) (subject to certain rights granted to Licensee) and is to be used by Recipient Institution solely for a non-commercial Research Purpose.

(b) Except as is mutually agreed upon in writing in advance by DFCI, Duke and Recipient Institution, the Material is to be used by Recipient Institution at Recipient Institution’s institutional facilities only, and only under the direction of Recipient Institution’s Scientist.

(c) Except as set forth in Paragraph 4 and as claimed in [***] and [***], [***], and [***] owned by DFCI, neither DFCI nor Duke claims ownership of substances and Modifications produced as a result of Recipient Institution’s research with the Material that are not included in the definition of Material above.

(d) Except as expressly provided in this Agreement, no rights are provided to Recipient Institution under any patent applications, patents, trade secrets or other proprietary rights of DFCI and/or Duke. In particular, no rights are provided to use the Material or Modifications for profit-making or commercial purposes, such as sale; use in manufacturing; use in drug screening, evaluation, or design programs; or provision of a commercial service based upon the Material or Modifications.

(e) If Recipient Institution desires to use the Material or Modifications for such profit-making or commercial purposes, Recipient Institution agrees that it must first negotiate a license or other appropriate agreement with DFCI and/or Duke and/or Licensee, as the case may be, and it is further understood by Recipient Institution that neither DFCI nor Duke shall have any obligation to enter into such a license or agreement and in fact may grant exclusive or non-exclusive commercial licenses to others.

(f) Recipient Institution represents that research with the Material and/or Modifications will not be subject to the terms of any consultant, option, license, or sponsored research agreement in which a third party (other than the government) gains rights to the research results and/or the intellectual property arising from research with the Material and/or Modifications without the express, prior written approval of DFCI, Duke or Licensee.

2. Recipient Institution’s Scientist agrees not to transfer the Material or Modifications to anyone who does not work under his or her direct supervision at Recipient Institution without the express, prior written consent of DFCI and Duke. To the extent supplies are available, DFCI and/or Duke will make the Material available under a material transfer agreement substantially similar to this Agreement upon request from appropriate scientists at non-profit or governmental institutions for the purpose of replicating Recipient Institution’s Scientist’s research.

3. Recipient Institution agrees to hold confidential all Information except as such Information: (a) can be demonstrated was known by the Recipient Institution at the time of disclosure; (b) becomes part of the public domain, except by breach of this Agreement by Recipient Institution; (c) is rightfully received by Recipient Institution from a third party without an obligation of confidence to DFCI, Duke or Licensee; or (d) is independently developed by Recipient Institution’s personnel who have not had access to Information, Material or Modifications as demonstrated by competent written proof. Recipient Institution’s obligations of nondisclosure of Information shall terminate [***] ([***]) [***] from the date that this Agreement is signed by Duke.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4. If Recipient Institution’s research results in an invention, a new use, or a product based on, containing, or relating to the Material or Modifications (collectively referred to as “Invention”), Recipient Institution agrees promptly to disclose the Invention to Duke and DFCI on a confidential basis. Inventorship shall be determined in accordance with U.S. patent law (whether or not patentable) and ownership shall reflect inventorship. In the case of a jointly owned invention between Duke and the Recipient Institution or among Duke, DFCI and Recipient Institution (“Joint Invention”), the appertaining parties agree to negotiate a joint invention agreement which shall provide for fair and equitable sharing of patent costs, income, and invention management responsibilities based on the respective parties’ contributions to the Joint Invention. If Recipient Institution decides not to pursue the further development of a joint Invention hereunder, Duke and/or DFCI may elect to pursue the patenting or commercial development of said Joint Invention with third parties. If either Recipient Institution or Duke or DFCI is the sole inventor of any Invention, that party shall be free to dispose of such Invention as it sees fit. However, notwithstanding the foregoing, Duke and DFCI shall each have the right to use for its own respective non-profit research and teaching purposes any Inventions developed through use of the Material and/or Modifications under this Agreement without payment of license or royalty fees.

5. Recipient Institution’s Scientist agrees to provide appropriate acknowledgment of DFCI and Duke as the source of the Material in all publications and presentations based on use of the Material and/or Modifications, and agrees to furnish Duke with a courtesy copy of all public disclosures of results of research using the Materials and Modifications.

6. Any Material delivered pursuant to this Agreement is understood to be experimental in nature, and NEITHER DUKE NOR DFCI MAKES ANY REPRESENTATIONS NOR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL AND/OR MODIFICATIONS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR THAT THE MATERIAL AND/OR MODIFICATIONS WILL NOT POSE A SAFETY OR HEALTH RISK.

7. Recipient Institution agrees to defend, indemnify, and hold harmless Duke and DFCI from any loss, claim, damage, or liability, of any kind whatsoever, which may arise from Recipient Institution’s receipt, use, storage or disposal of the Material and/or Modifications, and Recipient Institution assumes liability for damages which may arise from its receipt, use, storage or disposal of the Material and/or Modifications.

8. In no event shall the Material and/or Modifications be used in human beings (including for diagnostic purposes) except as is mutually agreed upon in writing in advance by DFCI, Duke and Recipient Institution and further provided, that any other research involving the Material (including but not limited to research involving the use of animals and recombinant DNA) shall be conducted in accordance with all federal, state, local and other laws, regulations, and ordinances governing such research including applicable NIH guidelines.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9. Notices or other correspondence required by this Agreement shall be sent via national/international courier service to both Duke and DFCI at the following addresses, respectively:

As to Duke:	As to DFCI:
Office of Science and Technology M454 Davison Building Box 3664, DUMC Duke University Durham, NC 27710 USA Attn.:	Sr. Vice President for Research Dana-Farber Cancer Institute 44 Binney Street Boston, MA 02115

10.   (a) Except as mutually agreed upon in writing by DFCI, Duke and Recipient Institution, this Agreement will terminate on the earliest of the following dates: (1) on completion of Recipient Institution’s proposed research studies with the Material, or (2) on [***] ([***]) [***] written notice by either party to the other, or (3) [***] ([***]) [***] from the date that this Agreement is signed by Duke.

(b) On termination of this Agreement, Recipient Institution will discontinue its use of the Material and will, upon direction of Duke, return or destroy the Material. Recipient Institution will also either destroy any Modifications or remain bound by the terms of this Agreement as they apply to such Modifications.

(c) Paragraphs 3, 4, 5, 6, 7, 9, 10(b), 10(c), 12, and 13 shall survive termination.

11. This Agreement is not assignable without the express, prior written consent of Duke and DFCI.

12. Should any provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining provisions shall not be affected.

13. This Agreement contains the entire understanding between the parties relating to the subject matter hereof. No modification or amendment of any provision of this Agreement shall be binding unless in writing expressly stated to be an amendment or modification and signed by the respective, authorized representative of each party.

AGREED:

Duke’s Investigator:	Recipient Institution’s Scientist:

[***] (Date)	Name (Date)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Duke Institutional Approval:	Recipient Institutional Approval:

Name: Title:	Name: Title:

Address:	DUMC Box 3664 454 Davison Building Duke University Durham, NC 27710	Address:
	Fax #: E-mail:	Fax #: E-mail:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SAMPLE 2

TO BE USED WHEN MATERIAL WAS ORIGINALLY GENERATED IN [***]

LABORATORY AT DUKE UNIVERSITY

MTA non-profit # _________

MATERIAL TRANSFER AGREEMENT

Duke University

Durham, NC 27708 USA (“Duke”)

to

[Recipient Institution Name Here]

[City, State, and Country where Recipient Institution Located Here] (“Recipient Institution”)

Definitions:

Recipient Institution’s Scientist:

Original Material:

Progeny: Unmodified descendant from the Original Material, such as cell from cell, or organism from organism.

Unmodified Derivatives: Substances created by Recipient Institution which constitute an important unmodified functional sub-unit or expression product of the Original Material, e.g., subclones of unmodified cell lines, purified or fractionated sub-sets of the Original Material such as novel plasmids or vectors, proteins expressed by DNA or RNA, antibodies secreted by a hybridoma.

Material: Original Material plus Progeny and Unmodified Derivatives.

Modifications: Substances created by Recipient Institution which contain/incorporate any form of the Material (Original Material, Progeny or Unmodified Derivatives).

Information: All information disclosed to Recipient Institution by Duke relating to the Material and/or Modifications.

Research Purpose:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Terms and Conditions of this Agreement:

1. (a) The Material, which is the subject of one or more agreements between Duke and Cellective Therapeutics, Inc., a corporation organized under the laws of Delaware and having a place of business in Durham, North Carolina (“Licensee”), is and remains the property of Duke (subject to certain rights granted to Licensee) and is to be used by Recipient Institution solely for a non-commercial Research Purpose. Material shall be used at Recipient Institution’s institutional facilities only, and only under the direction of Recipient Institution’s Scientist.

(b) Duke and Licensee do not claim ownership of Modifications produced as a result of Recipient Institution’s research with the material that are not included in the definition of Material above except as Duke as a co-owner of the Modifications via inventorship; however, Duke shall retain ownership of any form of the Material included therein.

(c) Except as expressly provided in this Agreement, no rights are provided to Recipient Institution under any patents, patent applications, trade secrets or other proprietary rights of Duke and/or Licensee. This Agreement does not confer to the Recipient Institution any rights or licenses to use the Material or Modifications for profit-making or commercial purposes, such as sale; use in manufacturing; provision of a commercial service based upon the Material or Modifications; or use the Material or Modifications as the subject of collaboration or sponsored research agreements under which rights may be granted to a third party (other than the government).

(d) Recipient Institution represents that research with the Material and/or Modifications will not be subject to the terms of any consultant, option, license, material transfer agreement, sponsored research agreement or any other agreement in which another party (other than the government) gains rights to commercially develop or market the intellectual property arising from research with the Material and/or Modifications.

2. The Recipient Institution’s Scientist shall not transfer the Material or Modifications to anyone who does not work under his or her direct supervision at Recipient Institution’s institutional facility without the prior written consent of Duke and Licensee. To the extent supplies are available, Duke will make the Material available under a material transfer agreement substantially identical to this Agreement upon request from appropriate scientists at non-profit or governmental institutions for the purpose of replicating Recipient Institution’s Scientist’s research.

3. Recipient Institution agrees to hold confidential all Information except as such Information: (a) can be demonstrated was known by the Recipient Institution at the time of disclosure; (b) becomes part of the public domain, except by breach of this Agreement by Recipient Institution; (c) is rightfully received by Recipient Institution from a third party without an obligation of confidence to Duke or Licensee; or (d) is independently developed by Recipient Institution’s personnel who have not had access to Information, Material or Modifications as demonstrated by competent written proof. Recipient Institution’s obligations of nondisclosure of Information shall terminate [***] ([***]) [***] from the date that this Agreement is signed by Duke.

4. (a) If Recipient Institution’s research with Material or Modifications results in an invention (“Invention”), Recipient Institution agrees to disclose promptly the Invention to both Duke and Licensee on a confidential basis. Inventorship shall be determined in accordance with U.S. patent law (whether or not patentable) and ownership shall reflect inventorship.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b) If Recipient Institution decides not to pursue the further development of an Invention hereunder, Duke and/or Licensee, may elect to pursue the patenting or commercial development of said Invention at their/its own discretion. In the event that Licensee so elects to pursue the patenting or commercial development of such an Invention then Recipient Institution will have the right to use the subject Invention for its own internal research, education, and/or teaching purposes and for no other purposes.

(c) Licensee shall have an exclusive, first option to obtain an exclusive, worldwide, royalty-bearing commercial license for Invention, exercisable for a period of [***] ([***]) [***] from Licensee’s receipt of the disclosure thereof. Upon exercise of such option by Licensee, each owner of such Invention agrees to make good-faith efforts to negotiate an exclusive license agreement for the Invention with Licensee on reasonable commercial terms.

(d) In addition to the rights that Duke may have as a result of co-ownership of Inventions made jointly with the Recipient Institution, Duke shall also have the right to use for its own internal research, education, and/or teaching purposes, and for no other purposes, any and all other Inventions developed through use of the Material or Modifications under this Agreement without payment of license or royalty fees.

5. This Agreement shall not be interpreted to prevent publication or other disclosure of results of research using the Material or Modifications. Recipient Institution’s Scientist agrees to provide appropriate acknowledgment of the source of the Material in all publications and presentations based on use of the Material and/or Modifications. Recipient Institution’s Scientist further agrees to furnish both Duke and Licensee with a copy of the manuscript or abstract disclosing such results prior to submission thereof to publisher and not less than [***] ([***]) [***] prior to publication/disclosure, for review by Duke and Licensee. Duke and Licensee shall promptly provide Recipient Institution with any comments relating to said publication or presentation and Recipient Institution may proceed with said publication or presentation with due consideration to Duke and/or Licensee’s comments. If no response is received from Duke and/or Licensee within [***] ([***]) [***] of the date the proposed publication/disclosure was received by Duke and Licensee, respectively, it will be conclusively presumed that the publication/disclosure may proceed without delay. If Duke and/or Licensee determines that the proposed publication/presentation contains patentable subject matters which require protection, Duke and/or Licensee may require the delay of the publication/presentation for an additional period of time not to exceed [***] ([***]) [***] for the purpose of allowing the pursuit of such protection. Patent applications shall be prepared, filed, prosecuted and maintained by the owner(s) of the subject patentable intellectual property unless an alternative arrangement is mutually agreed upon by all of the owners of such patentable intellectual property and Licensee.

6. Any Material delivered pursuant to this Agreement is understood to be experimental in nature, and NEITHER DUKE NOR LICENSEE MAKE ANY REPRESENTATIONS OR EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL AND/OR MODIFICATIONS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET, TRADEMARK, OR OTHER RIGHTS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IT SHALL BE THE SOLE RESPONSIBILITY OF THE RECIPIENT INSTITUTION TO SECURE RIGHTS UNDER ANY THIRD PARTY INTELLECTUAL PROPERTY RIGHTS THAT MAY BE REQUIRED FOR RECIPIENT INSTITUTION TO UTILIZE THE MATERIALS AND/OR MODIFICATIONS.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7. To the extent allowed by appertaining state or federal law and/or regulations, Recipient Institution agrees to defend, indemnify, and hold harmless Duke and Licensee from any loss, claim, damage, or liability, of any kind whatsoever, which may arise from Recipient Institution’s use, storage or disposal of the Material and/or Modifications, and Recipient Institution assumes liability for damages which may arise from its use, storage or disposal of the Material and/or Modifications.

8. In no event shall the Material or Modifications be used in human beings (including for diagnostic purposes). Any research involving the Material and/or Modifications shall be conducted in accordance with all federal, state, local and other laws, regulations, and ordinances governing such research including applicable NIH guidelines.

9. Notices or other correspondence required by this Agreement shall be sent via national/international courier service to both Duke and Licensee at the following addresses, respectively:

As to Duke:	As to Licensee:
Office of Science and Technology M454 Davison Building Box 3664, DUMC Duke University Durham, NC 27710 USA Attn.:	Cellective Therapeutics, Inc. 4819 Emperor Boulevard Suite 400 Durham, NC 27703 USA Attn.: President

10. (a) This Agreement will terminate on the earliest of the following dates: (1) when the Material becomes generally available, or (2) on completion of Recipient Institution’s proposed research studies with the Material, or (3) on [***] ([***]) [***] written notice by either Recipient Institution or Duke to the other, or (4) [***] ([***]) [***] from the date that this Agreement is signed by Duke.

(b) On termination of this Agreement, Recipient Institution will discontinue its use of the Material and will, upon direction of Duke, return or destroy the Material. Recipient Institution will also either destroy Modifications or remain bound by the terms of this Agreement as they apply to Modifications.

(c) Paragraphs 1, 2, 3, 4, 5, 6, 7, 8, 9, 10(b), 10(c), 10, 11, 12, and 13 shall survive any termination or expiration of this Agreement.

11. This Agreement is not assignable by Recipient Institution without the proper written consent of both Duke and Licensee.

12. Should any provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining provisions shall not be affected.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13. This Agreement contains the entire understanding between the parties relating to the subject matter hereof. No modification or amendment of any provision of this Agreement shall be binding unless in writing expressly stated to be an amendment or modification and signed by the respective, authorized representative of each party.

AGREED: Duke Scientist:	Recipient Institution’s Scientist:

(signature) (date)	(signature) (date)

Printed Name:	Printed Name:

Duke Approval:	Recipient Institution Approval:

(authorized signature) (date)	(authorized signature) (date)

Printed Name:	Printed Name:

Title:	Title:

Address:	Address:

Fax: #:	Fax: #:

E-mail address:	E-mail address:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX C

COMPANY PERFORMANCE MILESTONE SCHEDULE

(TO BE DETERMINED AS SET FORTH IN SECTION 4.02)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX D

ROYALTY REPORT FORM (SAMPLE)

Duke File #
Product (catalog # & description)	Country	FDA @@	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>

SubTOTAL x Product

SubTOTAL x Product
SubTOTAL Duke File #

Duke File #
Product (catalog # & description)	Country	FDA @@	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>

SubTOTAL x Product

SubTOTAL x Product
SubTOTAL Duke File #

Duke File #
Product (catalog # & description)	Country	FDA @@	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>

SubTOTAL x Product

SubTOTAL x Product
SubTOTAL Duke File #

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SUBLICENSE NET SALES

Duke File #
Product (catalog # & description)	Country	FDA @@	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>	Sales in <Month>

SubTOTAL x Product

SubTOTAL x Product

Duke File#

GRAND TOTAL

** Note that Reductions to Sales

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX E

EXHIBIT B

MASTER DUKE TO COMPANY MATERIAL TRANSFER AGREEMENT

(“MMTA”)

between

Duke University (“DUKE”)

Durham, NC 27705

and

Cellective Therapeutics, Inc. (“COMPANY”)

Pursuant to the terms of that certain License Agreement between Duke University and Cellective Therapeutics, Inc. (effective date, ________________, 2004; hereinafter the “LICENSE AGREEMENT”), COMPANY may receive from [***] DUKE MATERIALS and KNOW-HOW of a tangible biological and/or chemical nature (hereinafter, collectively, “ORIGINAL MATERIALS”). Unless defined in this MMTA, terms appearing in capital letters shall have the meaning ascribed such terms in the LICENSE AGREEMENT.

For the purposes of this MMTA, “PROGENY” shall mean unmodified descendant(s) from the ORIGINAL MATERIALS, such as virus from virus, cell from cell or organism from organism; “UNMODIFIED DERIVATIVES” shall mean substances created by COMPANY which constitute an important unmodified functional sub-unit or expression product of the ORIGINAL MATERIALS which shall include, inter alia, subclones of unmodified cell lines, purified or fractionated sub-sets of the ORIGINAL MATERIALS such as novel plasmids or vectors, proteins expressed by DNA or RNA, antibodies secreted by a hybridoma; “MATERIALS” shall mean ORIGINAL MATERIALS plus PROGENY plus UNMODIFIED DERIVATIVES; and “MODIFICATIONS” shall mean substances created by COMPANY which contain or incorporate any form of the ORIGINAL MATERIALS, PROGENY or UNMODIFIED MATERIALS. ORIGINAL MATERIALS are provided under the following terms and conditions:

1) Exchange of MATERIALS and MODIFICATIONS shall be documented through the use of Material Transfer Record Forms, a sample of which are appended hereto as Exhibit I. Except as expressly stated in writing on the appertaining Material Transfer Record Form, all subject MATERIALS are and shall remain property of the DUKE. MATERIALS shall be used by COMPANY solely for the purposes anticipated by the LICENSE AGREEMENT. COMPANY agrees to protect CONFIDENTIAL INFORMATION supplied by DUKE regarding MATERIALS in accordance with the confidentiality provisions set forth in the LICENSE AGREEMENT.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2) DUKE does not claim ownership of substances and MODIFICATIONS produced as a result of COMPANY’s research with materials that are not included in the definition of MATERIALS above except as such substances and MODIFICATIONS are invented jointly by employees of DUKE and COMPANY (inventorship to be determined in accordance with U.S. Patent Law). Notwithstanding the foregoing, DUKE retains ownership of any form of the MATERIALS contained in a MODIFICATION.

3) Publication of the results of research using the MATERIALS or MODIFICATIONS shall be in accordance with the publication provisions set forth in the LICENSE AGREEMENT. COMPANY shall acknowledge DUKE as the source of the MATERIALS in any publication of research results using the MATERIALS.

4) Transfer of MATERIALS conveys no rights to COMPANY under any patent applications, patents, trade secrets or other proprietary rights of DUKE except as is conveyed under the LICENSE AGREEMENT.

5) Any MATERIALS delivered pursuant to this MMTA are understood to be experimental in nature, and, in particular, the terms of Section 15.04 of the LICENSE AGREEMENT shall apply.

6) In no event shall DUKE be liable for any use by COMPANY of MATERIALS or MODIFICATIONS and, in particular, the terms of Sections 15.01 and 15.02 of the LICENSE AGREEMENT shall apply.

7) All research involving the MATERIALS and/or MODIFICATIONS (including but not limited to research involving the use of animals and recombinant DNA) shall be conducted in accordance with all federal, state, local and other laws, regulations or ordinances governing such research including applicable NIH guidelines.

8) This MMTA will become effective on the effective date of the LICENSE AGREEMENT and shall terminate upon the termination or expiration of the LICENSE AGREEMENT. On termination of the LICENSE AGREEMENT, COMPANY will immediately discontinue its use of MATERIALS and MODIFICATIONS thereof and will, upon direction of DUKE, return or destroy such MATERIALS and MODIFICATIONS as set forth for DUKE MATERIALS in Section 10.09 of the LICENSE AGREEMENT.

9) Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this MMTA except as allowable in accordance with Article 14 of the LICENSE AGREEMENT.

10) Except as specifically stated herein, this MMTA supersedes all previous or existing arrangements or agreements between the parties concerning transfer of MATERIALS and contains the entire understanding between the parties relating to the subject matter hereof. No modification or amendment of any provision of this MMTA shall be binding unless in writing expressly stated to be an amendment or modification and signed by both parties. If there is any conflict between this MMTA and the LICENSE AGREEMENT, the LICENSE AGREEMENT will govern.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AGREED:

DUKE UNIVERSITY	CELLECTIVE THERAPEUTICS, INC.

By:	[***]	By:

[***]
Vice Chancellor Science and Technology Development

Date:	9/17/06	Date:

Principal Investigator	Principal Investigator

By:	/s/ [***]	By:

Date:	9/17/06	Date:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT I

MATERIAL TRANSFER RECORD

Duke University (“DUKE”)

Durham, NC 27705

to

Cellective Therapeutics, Inc. (“COMPANY”)

The Original Material(s) described below is (are) supplied by the DUKE to COMPANY subject to the terms and conditions of that certain License Agreement between Duke University and Cellective Therapeutics, Inc. (effective date, ________________, 2004; hereinafter “LICENSE AGREEMENT”) and the MASTER DUKE TO COMPANY MATERIALS TRANSFER AGREEMENT to which this form is appended as Exhibit I. Duplicate originals of this form shall be fully executed by the appropriate and authorized representatives of DUKE and COMPANY and one fully executed original provided to each party prior to transfer of the ORIGINAL MATERIALS (as such term is defined in the MASTER DUKE TO COMPANY MATERIALS TRANSFER AGREEMENT).

Description of ORIGINAL MATERIALS and amount provided:

DUKE UNIVERSITY	CELLECTIVE THERAPEUTICS, INC.

By:	By:

([***])	([***])

Name:	Name:

Title:	Title:

Date:	Date:

Acknowledged

By:	/s/ [***]

[***]	Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL

September 9, 2005

[***]

Vice Chancellor, Corporate and Venture Development

Duke University

Box 3701, DUMC

Durham, NC 27710

Dear [***]:

This letter will serve to amend the License Agreement between Cellective Therapeutics, Inc. (“Cellective”) and Duke University (“Duke”), dated as of September 21, 2004 (the “Agreement”) and to clarify the intent of the parties regarding certain provisions set forth in the Agreement.

1. Amendment to Recitals. Cellective and Duke hereby agree to amend the recitals by replacing the first recital in its entirety as follows:

WHEREAS DUKE owns certain DUKE PATENT RIGHTS (as hereinafter defined) relating to the following inventions submitted to the DUKE Office of Science and Technology (collectively, the “INVENTIONS”, and individually, “INVENTION”):

•	[***];

•	[***];

•	[***];

•	[***];

•	[***];

•	[***]; and

2. Amendment to Subsection 3.01(a). Cellective and Duke hereby agree to amend Subsection 3.01(a) of the Agreement by replacing the last sentence thereof with the following language:

The right of DUKE to appoint an OBSERVER pursuant to this Subsection shall terminate upon the first to occur of either (i) any CHANGE OF CONTROL of the COMPANY or (ii) the effectiveness of a registration statement for the sale of the COMPANY’s shares of Common Stock in a firm commitment underwritten public

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

offering registered under the 1933 Act. As used herein, “CHANGE OF CONTROL” means any of the following events: (i) acquisition by a THIRD PARTY, whether by stock acquisition, merger or otherwise, of the ownership of more than fifty percent (50%) of the voting securities or other ownership interest of the COMPANY, or (ii) acquisition by a THIRD PARTY, whether by stock acquisition, merger or otherwise, of all or substantially all of the assets of the COMPANY to which this AGREEMENT relates.

3. Amendment to Section 4.01. Cellective and Duke hereby agree to amend and restate Section 4.01 of the Agreement in its entirety as follows:

4.01

COMPANY shall deliver to DUKE a draft of COMPANY’s business plan on or before September 15, 2005 and a final version of COMPANY’s business plan within [***] ([***]) [***] after delivery of the draft business plan (hereinafter, the “FINAL COMPANY BUSINESS PLAN”).

4. Limited Release and Acknowledgement. Duke hereby waives and forever discharges Cellective, its assigns, and successors, and any directors and officers of the foregoing (each, a “Released Entity”), from any claims that Duke may have against any Released Entity arising out of, or relating to Cellective’s failure to provide a draft or final business plan pursuant to the original Agreement. Duke acknowledges and agrees that, as of the date that Duke has executed this letter agreement, that (a) the Agreement is in full force and effect and has not been modified, changed, altered or amended in any respect except as provided in this letter agreement and (b) to Duke’s best knowledge, Cellective is not in default in the performance or observance of any of its obligations under the Agreement, and there exists no event or condition which, with notice or the lapse of time or both, would constitute such a default.

5. Amendment to Section 10.08. Cellective and Duke hereby agree to amend and restate Section 10.08 of the Agreement in its entirety as follows:

10.08

On or before the effective date of any termination of this AGREEMENT (but not any expiration pursuant to Section 10.01), COMPANY shall cease the manufacture, use, practice, lease, and sale, offering, distribution and other commercialization of LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES. For avoidance of doubt, any SUBLICENSE in existence as of the effective date of any termination shall be unaffected by such termination other than the assignment and assumption provided for in Section 10.07.

Notwithstanding the foregoing and for the avoidance of doubt, upon any expiration of this AGREEMENT pursuant to Section 10.01, COMPANY shall not be restricted with respect to the manufacture, use, practice, lease, or sale, offering, distribution or other commercialization of LICENSED PRODUCTS, LICENSED PROCESSES, or LICENSED SERVICES.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6. Amendment to Section 10.09. Cellective and Duke hereby agree to amend and restate Section 10.09 of the Agreement in its entirety as follows:

10.09

Within [***] ([***]) [***] of any termination of this AGREEMENT (but not any expiration pursuant to Section 10.01), COMPANY shall (i) return to DUKE or destroy, as directed by DUKE, all information, data, and any relevant materials provided to COMPANY during the term of this AGREEMENT (including, but not limited to, DUKE MATERIAL and KNOW-HOW), other than any of the foregoing items in the possession of a SUBLICENSEE, and (ii) destroy all LICENSED PRODUCTS (other than LICENSED PRODUCTS in the possession of any SUBLICENSEE or customer) in a safe and legal manner. Further, COMPANY within such thirty (30) day period shall provide DUKE with a written statement signed by an authorized representative of COMPANY certifying the destruction of all LICENSED PRODUCTS (other than LICENSED PRODUCTS in the possession of any SUBLICENSEE or customer) in a safe and legal manner, as well as the destruction of all said information, data, and relevant materials (including, but not limited to, DUKE MATERIAL and all KNOW-HOW), other than any of the foregoing items in the possession of a SUBLICENSEE, if such instructions for destruction are given by DUKE.

Notwithstanding any of the limitations in Section 2.02 to the contrary, upon any expiration of this AGREEMENT pursuant to Section 10.01, the KNOW-HOW LICENSE granted to COMPANY pursuant to Section 2.02 will automatically be converted to a non-exclusive, irrevocable, perpetual, worldwide, fully-paid license, with the right to sublicense through multiple tiers of sublicenses. This paragraph of Section 10.09 (and the definitions necessary to give effect to this paragraph) shall survive expiration of this AGREEMENT to the extent it is applicable.

7. Amendment to Appendix A. Cellective and Duke hereby agree to amend Appendix A of the Agreement by replacing item 2 thereof with the following language:

2.	[***];

8. Amendment to Appendix A. Cellective and Duke hereby agree to amend Appendix A of the Agreement by replacing item 4 thereof with the following language:

4.	[***].

9. Additional Consideration. In consideration for the execution of this amendment to the Agreement, including but not limited to the amendment to item 4 of Appendix A, Cellective shall make a one-time payment in the amount of [***] ($[***]) to Duke, such payment to be made within [***] ([***]) [***] of the execution of this amendment and in accordance with the terms and conditions of the Agreement.

- remainder of page intentionally left blank -

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

The amendments set forth in this letter shall be effective upon signature hereof by both parties. Other than as set forth in this letter, all of the terms and conditions of the Agreement shall continue in full force and effect. Please sign below and return to Cellective an executed copy of this letter to indicate your acceptance of the terms contained herein.

Sincerely,

/s/ [***]
[***]
[***]
Cellective Therapeutics, Inc.

Duke University

Agreed and Accepted

By:	[***]

Name:	[***]

Title:	[***]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.